UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER: 811-22047

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Global Dynamic Income Fund
ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court Naperville, Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P. Calamos, Sr., Founder, Chairman and Global Chief Investment Officer Calamos Advisors LLC 2020 Calamos Court Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (630) 245-7200

DATE OF FISCAL YEAR END: October 31, 2021

DATE OF REPORTING PERIOD: November 1, 2020 through April 30, 2021

Item 1(a) Report to shareholders.

TIMELY INFORMATION INSIDE

Global Dynamic Income Fund (CHW)

SEMIANNUAL REPORT APRIL 30, 2021

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TABLE OF CONTENTS

Letter to Shareholders1

The Calamos Closed-End Funds:
An Overview5

Investment Team Discussion6

Schedule of Investments11

Statement of Assets and Liabilities29

Statement of Operations30

Statements of Changes In Net Assets31

Statement of Cash Flows32

Notes to Financial Statements33

Financial Highlights42

Report of Independent Registered
Public Accounting Firm43

About Closed-End Funds44

Level Rate Distribution Policy45

Automatic Dividend Reinvestment Plan45

CALAMOS CLOSED-END FUNDS

Innovative Solutions for
the Search for Income

About Calamos Investments:

•An innovator in dynamically allocated closed-end funds since 2002

•Funds offer competitive distributions through our multi-asset class approach and strategies that have been less dependent on interest rates

•Total return and enhanced fixed-income funds can meet a range of investor needs

•Distribution policies seek to provide steady monthly income

•Currently managing more than $9.8 billion in seven closed-end funds*

*As of 4/30/2021.

Letter to Shareholders

John P. calamos, sr.

Founder, Chairman
and Global Chief
Investment Officer

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   1

Dear Fellow Shareholder:

Welcome to your semiannual report for the six-month period ended April 30, 2021. In this report, you will find commentary from the Calamos portfolio management team, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about the performance and positioning of the Calamos Global Dynamic Income Fund (CHW).

Throughout history, the global economy and financial markets have navigated unprecedented challenges and uncertainty, guided by human ingenuity, innovation, and forward-looking perspective. We saw this continue during the semiannual period, with many asset classes posting strong gains. Volatility has ramped up, but we believe there is additional upside for experienced, risk-conscious investors. As the global economy continues to make its way through an extraordinary period, individual security selection and active management will be extremely important, both for identifying opportunities and understanding potential risks. Our team is confident that the Fund is well positioned to capitalize on the potential we see across markets.

Market Review

The semiannual period spanned a period of significant change—including a new U.S. presidential administration and shifts in Congress, eagerly anticipated vaccine rollouts, and varying levels of economic reopening around the world. The period also saw the emergence of long-dormant inflation pressures and rising interest rates, including a near doubling of the 10-year U.S. Treasury yield. Meanwhile, the Federal Reserve and other central banks affirmed their commitments to supportive policy and fiscal stimulus continued at record levels.

Stock and convertible markets advanced at a brisk clip during the reporting period, with vaccination progress, job gains and other positive economic data, corporate earnings, fiscal stimulus and accommodative monetary policy giving market participants reasons for optimism. However, as we noted, volatility was also formidable. While many growth-oriented securities continued to post very healthy returns in absolute terms, value-oriented and cyclical sectors came back into favor as investors contemplated the strength of the economy, rising interest rates and inflation pressures. Within the fixed-income markets, high-yield securities outpaced investment-grade issues.

Letter to Shareholders

2   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Innovative Multi-Asset Approach Supports the Search for Income

Calamos’ experience with closed-end funds dates to 2002, and we have always recognized that many investors choose closed-end funds to support the search for income. Like all our closed-end funds, CHW is managed with the goal of providing steady (although not assured) monthly distributions. We believe our innovative approach will be an especially important differentiator given the economic and market environments we expect.

While yield in the marketplace has been hard to come by, CHW distributed $0.0700 per share In each month of the period, resulting in a current annualized distribution rate of 7.89%* of market price and 8.38% on NAV as of April 30, 2021.

To fully appreciate both the Fund’s attractive and competitive distribution rate and level, consider the low interest rates and limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. The dividend yield of the ICE BofA All U.S. Convertibles Index was 1.72%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%. And the ICE BofA U.S. High Yield Master II Index was yielding 4.12%, all well behind CHW’s distribution rate.

Outlook

We believe the global economic recovery will continue at a strong pace over the near term. Of course, the rate of growth will vary among regions—with the U.S. among the economies that are particularly well positioned, due to accommodative fiscal conditions and extraordinary levels of stimulus. We also see improving fundamentals in several other countries. There will be many investment opportunities through this phase of the cycle, including in the securities of companies positioned to benefit from reopening and recovery as well as innovative businesses at the forefront of established and emerging growth trends.

Capitalizing on this diverse opportunity set requires long-term perspective because short-term volatility is likely to remain elevated. We are prepared for continued market rotation as the economy accelerates before ultimately settling into a new post-pandemic “normal.” We also expect fiscal policy uncertainty about the U.S. tax and regulatory environment will fuel market turbulence with the potential to also influence the longer-term course of the U.S. economic recovery.

Our team is closely monitoring inflation data and its drivers. Overall, what we have seen thus far is not surprising, given the combination of healthy consumer balance sheets, fiscal stimulus, pent-up demand

*Current Annualized Distribution Rate is the Fund’s most recent distribution, expressed as an annualized percentage of the Fund’s current market price per share. The Fund’s 4/30/21 distribution was $0.0700 per share. Based on our current estimates, we anticipate that approximately $0.0700 is paid from ordinary income or capital gains and that approximately $0.0000 represents a return of capital. Estimates are calculated on a tax basis rather than on a generally accepted accounting principles (GAAP) basis, but should not be used for tax-reporting purposes. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. This information is not legal or tax advice. Consult a professional regarding your specific legal or tax matters. Under the Fund’s level-rate distribution policy, distributions paid to common shareholders may include net investment income, net realized short-term capital gains, and return of capital. When the net investment income and net realized short-term capital gains are not sufficient, a portion of the distribution will be a return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. The distribution rate may vary.

Letter to Shareholders

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   3

and economic reopening. Also, while inflation has risen, it is still relatively low, with year-over-year changes coming off very low base effects. Indeed, today we are not witnessing the double-digit inflation increases that I remember from past decades.

Asset Allocation in a Changing World

From an asset allocation standpoint, we encourage investors to maintain broad diversification—by asset class, investment style, market capitalization, and geography. However, asset allocation is not static, and we encourage investors to consult with their investment professionals on an ongoing basis and especially during periods of rapid economic change. Your investment professional can help you determine if you should rebalance your asset allocation in response to market conditions or your unique personal circumstances.

We believe CHW’s multi-asset-class approach will continue to provide advantages for investors who seek income as part of a total-return approach. In addition to equities, the Fund also invests in convertibles, which blend attributes of stocks and fixed-income securities. As a result, they may be less vulnerable to rising interest rates compared with traditional bonds. Convertibles have also offered the opportunity for upside stock market participation with potentially less exposure to stock market downside. In addition, convertible issuance in 2020 was both robust in volume and varied by business sectors, thereby presenting solid investment opportunities for the portfolio. So far in 2021, the strong issuance of convertibles has continued, and we are optimistic that this favorable dynamic will prevail throughout the year.

Depending on your needs, your investment professional may recommend that you consider additional Calamos closed-end funds to help you address your search for income, capital appreciation or both. On page 5, we provide an overview of our enhanced fixed-income and total-return offerings.

In Closing

We believe that CHW’s dynamic global allocation and multi-asset approach is well positioned to generate capital appreciation and attractive income over the entire market cycle with its bouts of volatility and many potential opportunities.

I encourage you to visit our website, www.calamos.com, for ongoing updates about the markets and asset allocation strategies for investors seeking income, capital appreciation, or both. On behalf of all of us at Calamos Investments, I thank you for your trust. We are honored to serve you and help you achieve your asset allocation goals.

Sincerely,

John P. Calamos, Sr.

Founder, Chairman and Global Chief Investment Officer

Letter to Shareholders

4   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

Diversification and asset allocation do not guarantee a profit or protection against a loss. Investments in alternative strategies may not be suitable for all investors.

Returns for the six months ended April 30, 2021: The MSCI All Country World Index, a measure of global stock market performance, returned 28.56%. The S&P 500 Index, a measure of the U.S. stock market, returned 28.85%. The Russell 3000 Value Index, a measure of U.S. value stock performance, returned 37.64%. The Russell 3000 Growth Index, a measure of U.S. growth stock performance, returned 25.08%. The Russell 2000 Index, a measure of small cap performance, returned 48.06%. The MSCI Emerging Market Index, a measure of emerging market equity performance, returned 23.09%. The ICE BofA All U.S. Convertibles Index, a measure of the U.S. convertible securities market, returned 27.33%. The ICE BofA U.S. High Yield Master II Index, consisting of below-investment-grade U.S. dollar-denominated corporate bonds that are publicly issued in the U.S. domestic and yankee bonds, returned 8.12%. The Refinitiv Global Convertible Bond Index, a measure of the global convertible bond market, returned 20.84%. The Bloomberg Barclays U.S. High Yield 2% Issuer Capped Index, a measure of the performance of high-yield corporate bonds with a maximum allocation of 2% to any one issuer, returned 7.98%. The Bloomberg Barclays U.S. Aggregate Bond Index, a measure of the U.S. investment-grade bond market, returned -1.52%.

Source: Lipper, Inc and Mellon Analytical Solutions, LLC. Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Returns are in U.S. dollar terms.

Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Fund is actively managed. The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned.

The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, which should be carefully considered prior to investing.

Opinions are as of the publication date, subject to change and may not come to pass. Information is for informational purposes only and shouldn’t be considered investment advice or an offer to buy or sell any security in the portfolio.

The Calamos Closed-End Funds: An Overview

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   5

Enhanced Fixed-Income and Total-Return Strategies

Calamos closed-end funds draw upon decades of our pioneering experience, including a long history of opportunistically blending asset classes in an attempt to capture upside potential while seeking to manage downside risk. Our closed-end funds can be broadly grouped into two categories: enhanced fixed income and total return. The funds share a focus on producing income while offering exposure to various asset classes and sectors.

ENHANCED FIXED INCOME Portfolios positioned to pursue high current income from income and capital gains

OBJECTIVE: U.S. ENHANCED FIXED INCOME

Calamos Convertible Opportunities and Income Fund (Ticker: CHI)

Invests in high-yield and convertible securities, primarily in U.S. markets.

Calamos Convertible and High Income Fund (Ticker: CHY)

Invests in high-yield and convertible securities, primarily in U.S. markets.

OBJECTIVE: GLOBAL ENHANCED FIXED INCOME Calamos Global Dynamic Income Fund (Ticker: CHW) Invests in global fixed-income securities, alternative investments and equities.
TOTAL RETURN Portfolios positioned to seek current income, with increased emphasis on capital gains potential

OBJECTIVE: U.S. TOTAL RETURN

Calamos Strategic Total Return Fund (Ticker: CSQ)

Invests in equities and higher-yielding convertible securities and corporate bonds, primarily in U.S. markets.

Calamos Dynamic Convertible and Income Fund (Ticker: CCD)

Invests in convertibles and other fixed-income securities. To help generate income and achieve a favorable risk/reward profile, the investment team also has the flexibility to sell options.

OBJECTIVE: GLOBAL TOTAL RETURN

Calamos Global Total Return Fund (Ticker: CGO)

Invests in equities and higher-yielding convertible securities and corporate bonds, in both U.S. and non-U.S. markets.

Calamos Long/Short Equity & Dynamic Income Trust (CPZ)

Invests in a long/short equity strategy and a broad array of income-producing assets as part of a global approach.

6   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

TOTAL RETURN* AS OF 4/30/21

Common Shares – Inception 6/27/07
	6 Months	1 Year	Since Inception**
On Market Price	42.30%	79.62%	7.76%
On NAV	30.29%	63.30%	7.66%

* Total return measures net investment income and net realized gain or loss from Fund investments, and change in net unrealized appreciation and depreciation, assuming reinvestment of income and net realized gains distributions.

** Annualized since inception.

SECTOR WEIGHTINGS

Information Technology	19.5%
Consumer Discretionary	18.5
Financials	12.9
Industrials	11.7
Communication Services	10.0
Health Care	7.9
Materials	5.3
Energy	3.7
Consumer Staples	2.5
Utilities	2.1
Real Estate	2.0
Other	0.7
Airlines	0.5

Sector Weightings are based on managed assets and may vary over time. Sector Weightings exclude any government/sovereign bonds or options on broad market indexes the Fund may hold.

GLOBAL DYNAMIC INCOME FUND (CHW)

INVESTMENT TEAM DISCUSSION

Please discuss the Fund’s strategy and role within an asset allocation.

Calamos Global Dynamic Income Fund (CHW) is a global enhanced fixed-income offering that seeks to provide an attractive monthly distribution with a secondary objective of capital appreciation. We believe the Fund offers a diversified way to participate in the long-term potential of global markets.

In this portfolio, we draw upon our team’s wide-ranging experience in multiple asset classes. We utilize a highly flexible approach by investing in equities, convertible securities and high-yield bonds. We may also employ a “covered call” strategy to both mitigate equity risk and enhance income opportunities. Moreover, we can utilize an alternative strategy such as convertible arbitrage through covered call to generate income by selling (“writing”) options on market indexes. In the convertible arbitrage strategy, we invest in convertible securities and short sell the convertibles’ underlying equities to generate income and hedge against risk. The ability to access multiple investment strategies, sectors and regions—especially during times of market dislocation—offers tremendous advantages as we can mitigate risk by avoiding over-valued areas, while seizing upon opportunities in under-valued spaces.

We believe that this broad mandate enhances our ability to capitalize on market volatility, manage potential downside risks, and generate more income versus traditional fixed-income funds. The allocation to each asset class and strategy is dynamic, reflecting our view of the economic landscape and the potential of individual securities. In addition to generating income and capital gains, the broader range of security types also provides us with increased opportunities to manage the risk/reward characteristics of the portfolio over full market cycles. For the period, our participation in equity markets, via stocks and convertibles, was beneficial to the overall performance of the Fund.

We invest in both U.S. and non-U.S. companies, with at least 40% of assets invested in foreign corporations. We emphasize companies with reliable debt servicing, respectable balance sheets and sustainable prospects for growth. Regardless of a company’s country of domicile, we favor companies with geographically diversified revenue streams and global business strategies.

How did the Fund perform over the reporting period?

The Fund returned 30.29% on a net asset value (NAV) basis for the semiannual period ended April 30, 2021. On a market price basis, the Fund returned 42.30%. For the sake of comparison to the broader global markets, the MSCI Emerging Market Index returned 23.09%, the MSCI World Index returned 29.93%, and the S&P 500 Index returned 28.65% during the period.

At the end of the reporting period, the Fund’s shares traded at a 6.29% premium to NAV.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   7

SINCE INCEPTION MARKET PRICE AND NAV HISTORY THROUGH 4/30/21

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value of an investment will fluctuate so that your shares, when sold, may be worth more or less than their original cost. Returns at NAV reflect the deduction of the Fund’s management fee, debt leverage costs and all other applicable fees and expenses. You can obtain performance data current to the most recent month end by visiting www.calamos.com.

How do NAV and market price return differ?

Closed-end funds trade on exchanges, where the price of shares may be driven by factors other than the value of the underlying securities. The price of a share in the market is called market value. Market price may be influenced by factors unrelated to the performance of the Fund’s holdings, such as general market sentiment or future expectations. During periods of high market volatility, closed-end fund prices may disproportionately underperform relative to their underlying NAVs as shareholders often source them for liquidity purposes. A fund’s NAV return measures the actual return of the individual securities in the portfolio, less fund expenses. It also measures how a manager was able to capitalize on market opportunities. Because we believe closed-end funds are best utilized long term within asset allocations, we maintain that the NAV return is the better measure of a fund’s performance. However, when managing the Fund, we strongly consider actions and policies that we believe will optimize its overall price performance and returns based on market price.

Please discuss the Fund’s distributions during the semiannual period.

In each month of the period, the Fund distributed $0.0700 per share, resulting in a current annualized distribution rate of 7.89% of market price and 8.38% on NAV as of April 30, 2021.

We believe that both the Fund’s distribution rate and level remained attractive and competitive, as low interest rates limited yield opportunities in much of the marketplace. For example, as of April 30, 2021, the dividend yield of S&P 500 Index stocks averaged approximately 1.43%. Yields also were low within the U.S. government bond market, with the 10-year U.S. Treasury yielding 1.65%, while high-yield bonds, as represented by the ICE BofA U.S. High Yield Master II Index, yielded 4.12%.

What factors influenced performance over the reporting period?

Global equities advanced during the period as investors welcomed the economic recovery and vaccination momentum, but also confronted higher interest rates and spikes in market volatility.

U.S. stocks led globally as the domestic economy showed a broader pickup and the vaccine rollout outpaced most countries substantially. In addition to accelerating fundamentals, economic momentum benefited from monetary and fiscal stimulus.

ASSET ALLOCATION AS OF 4/30/21

8   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Investment Team Discussion

The Fed continues to accommodate recovery by keeping short-term rates low. At the same time, economic fundamentals are improved on both the labor and activity fronts.

New convertible issuance was very robust during the period and offered numerous investment opportunities, as this market provided access to capital for many new issuers over the course of the economic dislocation resulting from the pandemic. Convertible issuance has been supported by strong equity prices, elevated volatility, and low-but-rising interest rates. This fostered strong performance of convertibles during the period. Our expectation is that robust convertible issuance will continue in 2021.

For bonds during the period, new issue markets continued to trade strongly. Consistently high volumes of new debt were met with healthy demand, owing in large measure to the liquidity conditions driven by Fed and fiscal stimulus. Credit spreads, which narrowed in 2020, continued to do so in 2021, which added to positive returns for high-yield bonds during the period.

Although European equities advanced, recent eurozone data pointed to mixed dynamics in the broad economy. Manufacturing activity increased significantly, while services activity and consumer confidence were tepid because of pandemic restrictions and a deficient vaccine rollout.

That said, the Fund can invest in a range of strategies including convertible securities, high yield, U.S. equities, international equities and convertible arbitrage. This enables us to participate in a myriad of opportunities on behalf of our shareholders. Given this flexibility, we can mitigate the risks from the impact of COVID-19 on financial markets by adjusting our exposures across these multiple strategies, in both domestic and global equity and fixed-income markets. This flexibility enables us to not only mitigate risks across vulnerable areas of financial markets, but also take advantage of opportunities that may present themselves around the globe amid the economic recovery.

The Fund’s U.S. equity sleeve underperformed relative to the S&P 500 Index, as an underweight in consumer staples, especially avoiding household products, contributed to performance. In addition, our underweight in utilities, namely no exposure to multi-utilities, was additive.

Conversely, our selection in energy (integrated oil & gas) impeded performance relative to the index. In addition, our selection and overweight in consumer discretionary, mainly in apparel, accessories & luxury Goods, was not helpful.

The Fund’s global equity sleeve underperformed relative to the MSCI World Index. Our selection and overweight in consumer discretionary, namely in hotels, resorts and cruise lines was helpful. Our selection and underweight in consumer staples, specifically no household products, also proved beneficial.

Conversely, our selection and underweight in financials with respect to diversified banks weighed on performance. In addition, our selection in information technology, specifically an overweight in application software, weighed on results.

From a regional standpoint, an underweight allocation in Japan added value to Fund performance, while security selection in the U.S. was not helpful.

The Fund’s international sleeve underperformed relative to the MSCI EAFE Index. Our overweight and selection in energy, namely oil & gas exploration and production, was beneficial relative to the index. An underweight and selection in health care, namely steering clear of health care equipment, was also helpful.

Conversely, an overweight and selection in utilities, namely in electric utilities, impeded performance relative to the MSCI EAFE Index. In addition, our selection in materials, notably an overweight in gold, hindered returns.

Investment Team Discussion

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   9

From a regional standpoint, an underweight allocation and security selection in Japan added value, while an overweight in Canada was detrimental to returns.

Convertible Arbitrage entails owning a convertible bond long and then shorting its underlying stock. It is employed as a strategy to enhance returns. The convertible arbitrage portion benefited from the periods of volatility that occurred over the past six months and provided opportunities to profit from convertible hedge rebalancing. Additionally, the reporting period saw robust new U.S. convertible issuance of $62.1 billion according to ICE BofA. For perspective, the recent six-month total was more than the full calendar year totals from 2007 through 2019. These new convertibles were attractive for convertible arbitrage as they fell within the balanced portion of the market and, when combined with elevated volatility, provided increased opportunities for trade rebalancing (gamma capture). Additionally, much of the new issuance was brought at a discount to the convertible’s theoretical valuation, which provided an opportunity for pricing arbitrage.

How is the Fund positioned?

Given the enormous pressure that companies have come under because of economic fallout from the pandemic, we maintained a preference for larger-cap, growth-oriented companies with global presence and geographically diversified revenue streams. In keeping with our emphasis on risk management, we focus on companies that we believe have respectable balance sheets, solid free cash flows and reliable debt servicing. These dynamics are essential for companies that will be successful going forward as they endeavor to meet their business objectives during the pandemic and position themselves for success during the ultimate economic recovery.

Our heaviest allocations fall within the information technology, consumer discretionary and financials sectors. We believe that these sectors should perform well as the market begins to re-engage growth and the U.S. consumer has more opportunities to access goods via a reopened U.S. economy helped along by fiscal stimulus and increased vaccination rates. We also believe that businesses and individuals will remain focused on productivity enhancements in a post-COVID-19 environment, thereby stimulating demand for both technology and communication services as remote interaction becomes mainstream. The general welfare of the U.S. consumer is also providing opportunities in communication services as the emphasis on virtual experiences will persist post-pandemic. We believe that financials remain an attractive sector, especially large-cap banks, as they weathered the impacts of the market disruptions and are poised to take advantage of economic recovery and rising interest rates. With relatively high current yields, they also offer compelling income sources given the current low-interest-rate environment.

As we see a return to growth in the global economy with many countries re-emerging from the paralysis of COVID-19—we maintain a heavier weighting in the U.S.—we favor quality growth companies with higher quality balance sheets, strong brands, free cash flows and experienced management. We seek to invest in businesses poised to benefit from the re-emergence of the U.S. consumer’s optimism and spending power only enhanced through Federal stimulus money. We also see opportunities available outside the U.S., as Asia/Pacific and Europe each make up approximately 20% of our portfolio and represent attractive valuations post COVID-19.

Conversely, our weights in real estate and utilities are notably below the index weighting, as we do not see this as an area of the global economy that will realize optimal growth given our outlook.

10   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

In terms of portfolio positioning, we favor a blend of cyclical value and select defensive growth businesses, as we see the recovery continuing into the second half of 2021. We focus on companies demonstrating solid cash flow generation, healthy balance sheets and the ability to compound growth over the medium to longer term. In terms of thematic and sector perspectives, we see opportunities in technology, financials, communications services, consumer discretionary and health care companies targeting critical demand areas within their respective industries. Our active, risk-managed approach and long-term perspective underpins our investment process and thesis, positioning us to exploit heightened volatility and potential opportunities in global markets.

The average credit quality of rated securities within the portfolio is approximately BB, which is higher than the Credit Suisse High Yield Index. This is typical for the Fund, as our credit process tends to guide us away from the most speculative corporate securities. That said, we do selectively invest in lower-credit securities when we believe the risk/reward dynamics are favorable for our investors. About 3% of our holdings in credits that are CCC or below. A significant portion of our holdings are in non-rated securities, which allows us to utilize our proprietary research capabilities to select positions that we believe offer value and can optimize returns for shareholders.

As the financial markets begin to recover, we believe that this environment is conducive to the prudent use of leverage as a means of enhancing total return and supporting the Fund’s distribution rate. With low current borrowing costs, our use of leverage may offer a favorable reinvestment dynamic as markets improve. As of April 30, 2021, our amount of leveraged assets was approximately 31%.

What are your closing thoughts for Fund shareholders?

Given our outlook for continued recovery, the Fund’s ability to invest in a myriad of securities that offer exposure to multiple sectors and global regions will be paramount as we both mitigate risk and optimize opportunities for our shareholders moving forward.

We are emphasizing investments in companies with solid cash flow generation, solid balance sheets, and strong and proven management teams. We believe that the U.S. consumer will once again prove to be the driving force for recovery in both the domestic and global economies. Accordingly, our investment focus will keep that catalyst top of mind. We favor companies that are well positioned to emerge from the post-COVID-19 business environment strong, enabling them to capitalize on the opportunities that arise. We believe our active, risk-managed investment approach positions us to take advantage of the volatility as well as opportunities in global equities and convertible securities.

We believe Fed actions and government fiscal policies will be exceptionally accommodative to economic recovery going forward. We are hopeful that we will begin to see a normalization of social activities later this year that will serve as a positive catalyst to economic revitalization. That said, ongoing risk assessment through an actively managed portfolio is imperative during times of continued market volatility.

Global markets continue to navigate a range of complex crosscurrents. We are continuously analyzing the global recovery and many aspects of economic activity in tandem with policy actions and the path of corporate earnings. Global monetary policy remains highly accommodative and fiscal authorities are implementing an array of programs to boost economic activity. We have identified many opportunities in global equities, reflective of abundant global liquidity, rising earnings, and progress getting vaccines in arms. Despite these potential tailwinds, we are mindful that markets will likely remain volatile and remain closely attuned to risks.

Investment Team Discussion

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 11

PRINCIPAL AMOUNT		VALUE
Corporate Bonds (14.2%)
Airlines (0.3%)
6,472	Air Canada Pass Through Trust Series 2013-1, Class B* 5.375%, 11/15/22	$6,476
395,361	Air Canada Pass Through Trust Series 2015-1, Class B*µ 3.875%, 09/15/24	394,036
72,500	Air Canada Pass Through Trust Series 2015-2, Class B* 5.000%, 06/15/25	72,718
249,810	Alaska Airlines Pass Through Trust Series 2020-1, Class A*µ 4.800%, 02/15/29	275,790
188,048	Alaska Airlines Pass Through Trust Series 2020-1, Class B*µ 8.000%, 02/15/27	210,392
	American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.*
169,000	5.500%, 04/20/26	177,563
56,000	5.750%, 04/20/29	60,066
216,000	JetBlue Pass Through Trust Series 2020-1, Class Bµ 7.750%, 05/15/30	247,374
135,000	Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd.*µ 8.000%, 09/20/25	153,060
107,882	UAL Pass Through Trust Series 2007-1 6.636%, 01/02/24	112,022
210,654	United Airlines Pass Through Trust Series 2014-2, Class B 4.625%, 03/03/24	216,123
134,794	United Airlines Pass Through Trust Series 2019-2, Class B 3.500%, 11/01/29	131,780
		2,057,400

Communication Services (1.8%)
405,000	Arrow Bidco, LLC* 9.500%, 03/15/24	405,413
265,000	Ashtead Capital, Inc.*µ 4.000%, 05/01/28	278,687
169,000	Beasley Mezzanine Holdings, LLC* 8.625%, 02/01/26	173,200
165,000	Brink’s Company* 5.500%, 07/15/25	175,291
89,000	Cable One, Inc.*^ 4.000%, 11/15/30	88,098
28,000	Clear Channel Outdoor Holdings, Inc.*^ 7.750%, 04/15/28	28,861
195,000	Consolidated Communications, Inc.*^ 6.500%, 10/01/28	210,382

PRINCIPAL AMOUNT		VALUE
	CSC Holdings, LLC*
460,000	5.500%, 05/15/26µ	$473,151
410,000	5.500%, 04/15/27µ	430,697
300,000	5.750%, 01/15/30	319,377
200,000	4.625%, 12/01/30	195,732
385,000	Cumulus Media New Holdings, Inc.*^ 6.750%, 07/01/26	397,274
	Diamond Sports Group, LLC / Diamond Sports Finance Company*^
180,000	6.625%, 08/15/27	97,564
151,000	5.375%, 08/15/26	110,408
855,000	Embarq Corp.µ 7.995%, 06/01/36	997,263
	Entercom Media Corp.*^
113,000	6.750%, 03/31/29	116,763
100,000	6.500%, 05/01/27	102,778
	Frontier Communications Corp.
389,000	7.625%, 04/15/24@	282,850
210,000	11.000%, 09/15/25@	159,806
80,000	5.875%, 10/15/27*	85,129
330,000	Frontier North, Inc.@ 6.730%, 02/15/28	354,050
	Go Daddy Operating Company, LLC / GD Finance Company, Inc.*µ
85,000	3.500%, 03/01/29^	82,987
69,000	5.250%, 12/01/27	72,404
80,000	Hughes Satellite Systems Corp.µ 5.250%, 08/01/26	88,326
	Intelsat Jackson Holdings, SA@
241,000	8.000%, 02/15/24*	249,314
170,000	9.750%, 07/15/25*	106,061
130,000	5.500%, 08/01/23	79,992
400,000	LCPR Senior Secured Financing DAC*^ 6.750%, 10/15/27	430,520
165,000	Ligado Networks, LLC* 15.500%, 11/01/23 15.500% PIK rate	162,731
310,000	Lumen Technologies, Inc.*^ 4.000%, 02/15/27	315,899
200,000	Netflix, Inc.*^ 4.875%, 06/15/30	232,294
	Scripps Escrow II, Inc.*
111,000	3.875%, 01/15/29µ	110,321
56,000	5.375%, 01/15/31^	56,869
312,000	Scripps Escrow, Inc.*^ 5.875%, 07/15/27	328,380
111,000	Shift4 Payments, LLC / Shift4 Payments Finance Sub, Inc.* 4.625%, 11/01/26	115,857
345,000	Sirius XM Radio, Inc.*^ 4.625%, 07/15/24	355,126
170,000	Spanish Broadcasting System, Inc.* 9.750%, 03/01/26	164,886

Schedule of Investments April 30, 2021 (Unaudited)

12 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
400,000	Sprint Capital Corp.^ 6.875%, 11/15/28	$504,136
560,000	Sprint Corp. 7.125%, 06/15/24	647,707
215,000	Telecom Italia Capital, SA^ 6.000%, 09/30/34	242,520
97,000	Telesat Canada / Telesat, LLC* 4.875%, 06/01/27	95,048
305,000	United States Cellular Corp. 6.700%, 12/15/33	381,348
113,000	Univision Communications, Inc.*^ 5.125%, 02/15/25	115,084
115,000	Windstream Services, LLC / Windstream Finance Corp.@& 7.750%, 10/01/21	1,236
		10,421,820

Consumer Discretionary (2.4%)
230,000	American Axle & Manufacturing, Inc.^ 6.875%, 07/01/28	246,114
	Ashton Woods USA, LLC / Ashton Woods Finance Company*
204,000	6.625%, 01/15/28	220,132
163,000	9.875%, 04/01/27^	185,633
67,000	Avis Budget Car Rental, LLC / Avis Budget Finance, Inc.* 5.375%, 03/01/29	70,136
345,000	Bally’s Corp.* 6.750%, 06/01/27	367,594
230,000	Boyd Gaming Corp.^ 6.000%, 08/15/26	238,883
28,000	Boyne USA, Inc.* 4.750%, 05/15/29	28,803
	Caesars Entertainment, Inc.*^
112,000	8.125%, 07/01/27	124,626
112,000	6.250%, 07/01/25	119,174
350,000	Caesars Resort Collection, LLC / CRC Finco, Inc.*^ 5.250%, 10/15/25	353,395
	Carnival Corp.*^
112,000	10.500%, 02/01/26	132,315
56,000	7.625%, 03/01/26	61,405
112,000	Carriage Services, Inc.* 4.250%, 05/15/29	111,720
	Carvana Company*
165,000	5.625%, 10/01/25^	170,252
56,000	5.500%, 04/15/27	56,824
	CCO Holdings, LLC / CCO Holdings Capital Corp.*
735,000	5.125%, 05/01/27^	770,361
128,000	4.750%, 03/01/30^	133,682
125,000	5.000%, 02/01/28	130,735
110,000	4.250%, 02/01/31	110,097

PRINCIPAL AMOUNT		VALUE
207,000	Cedar Fair, LP^ 5.250%, 07/15/29	$213,030
	Century Communities, Inc.
345,000	6.750%, 06/01/27	372,110
190,000	5.875%, 07/15/25^	197,393
550,000	Dana Financing Luxembourg Sarl* 6.500%, 06/01/26	571,010
	DISH DBS Corp.^
209,000	7.750%, 07/01/26	241,098
50,000	7.375%, 07/01/28	54,062
	ESH Hospitality, Inc.*µ
215,000	5.250%, 05/01/25	219,530
138,000	4.625%, 10/01/27	146,355
140,000	Ford Motor Companyµ 8.500%, 04/21/23	156,933
	Ford Motor Credit Company, LLC^
350,000	4.063%, 11/01/24	368,998
350,000	4.000%, 11/13/30	357,595
315,000	4.134%, 08/04/25µ	332,325
315,000	3.664%, 09/08/24µ	328,113
	goeasy, Ltd.*µ
465,000	5.375%, 12/01/24	484,032
208,000	4.375%, 05/01/26	210,644
111,000	Guitar Center, Inc.*& 8.500%, 01/15/26	117,481
69,000	Installed Building Products, Inc.*^ 5.750%, 02/01/28	72,795
345,000	International Game Technology, PLC*^ 6.250%, 01/15/27	387,676
	L Brands, Inc.µ
292,000	6.694%, 01/15/27	339,053
165,000	6.875%, 11/01/35	200,265
169,000	Life Time, Inc.*^ 8.000%, 04/15/26	178,261
	M/I Homes, Inc.µ
340,000	5.625%, 08/01/25	353,399
205,000	4.950%, 02/01/28	216,103
	Macy’s Retail Holdings, LLC
110,000	6.700%, 07/15/34*	109,942
55,000	5.125%, 01/15/42	47,880
114,000	Macy’s, Inc.*^ 8.375%, 06/15/25	125,828
56,000	Magic Mergeco, Inc.* 5.250%, 05/01/28	56,801
	Mattel, Inc.*^
320,000	6.750%, 12/31/25	336,794
135,000	5.875%, 12/15/27	148,443
28,000	3.750%, 04/01/29	28,683
350,000	Mclaren Finance, PLC*^ 5.750%, 08/01/22	346,976
56,000	Meritage Homes Corp.*^ 3.875%, 04/15/29	57,612
203,000	Midwest Gaming Borrower, LLC* 4.875%, 05/01/29	203,179

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 13

PRINCIPAL AMOUNT		VALUE
169,000	Mohegan Gaming & Entertainment* 8.000%, 02/01/26	$171,712
252,000	Newell Brands, Inc.µ^ 4.700%, 04/01/26	280,980
55,000	News Corp.*µ 3.875%, 05/15/29	56,100
	Rite Aid Corp.
438,000	8.000%, 11/15/26*^	455,419
112,000	7.700%, 02/15/27	109,794
	Royal Caribbean Cruises, Ltd.*µ
110,000	11.500%, 06/01/25	127,595
55,000	10.875%, 06/01/23	63,172
113,000	Simmons Foods, Inc. / Simmons Prepared Foods, Inc. / Simmons Pet Food, Inc. / Simmons Feed*^ 4.625%, 03/01/29	114,032
345,000	Speedway Motorsports, LLC / Speedway Funding II, Inc.* 4.875%, 11/01/27	347,173
207,000	Taylor Morrison Communities, Inc.*µ 5.750%, 01/15/28	233,732
55,000	Tempur Sealy International, Inc.* 4.000%, 04/15/29	55,719
55,000	TopBuild Corp.*^ 3.625%, 03/15/29	54,834
112,029	US Airways Pass Through Trust Series 2012-2, Class B 6.750%, 12/03/22	112,135
55,000	Viking Cruises, Ltd.* 13.000%, 05/15/25	64,402
260,000	Vista Outdoor, Inc.* 4.500%, 03/15/29	259,873
295,000	VOC Escrow, Ltd.* 5.000%, 02/15/28	301,242
55,000	Williams Scotsman International, Inc.* 4.625%, 08/15/28	56,280
		14,076,474

Consumer Staples (0.6%)
	Central Garden & Pet Company
112,000	4.125%, 10/15/30^	115,667
56,000	4.125%, 04/30/31*	55,861
	Edgewell Personal Care Company*
170,000	4.125%, 04/01/29^	169,913
112,000	5.500%, 06/01/28µ	119,307
252,000	Energizer Holdings, Inc.*^ 4.375%, 03/31/29	250,982
225,000	Fresh Market, Inc.* 9.750%, 05/01/23	231,611
260,000	JBS USA LUX, SA / JBS USA Finance, Inc.*µ 6.750%, 02/15/28	286,928

PRINCIPAL AMOUNT		VALUE
109,000	JBS USA LUX, SA / JBS USA Food Company / JBS USA Finance, Inc.*µ 6.500%, 04/15/29	$123,016
	Kraft Heinz Foods Company
335,000	4.375%, 06/01/46^	359,344
56,000	4.250%, 03/01/31µ	61,768
56,000	3.875%, 05/15/27^	61,008
174,000	New Albertson’s, Inc. 7.750%, 06/15/26	202,070
405,000	Pilgrim’s Pride Corp.*^ 5.875%, 09/30/27	431,386
	Post Holdings, Inc.*^
310,000	5.750%, 03/01/27	325,267
160,000	4.625%, 04/15/30	161,677
85,000	Prestige Brands, Inc.* 3.750%, 04/01/31	81,675
85,000	Turning Point Brands, Inc.* 5.625%, 02/15/26	88,076
245,000	United Natural Foods, Inc.*^ 6.750%, 10/15/28	264,375
300,000	Vector Group, Ltd.* 5.750%, 02/01/29	303,282
		3,693,213

Energy (1.4%)
81,000	Antero Resources Corp.*^ 7.625%, 02/01/29	87,853
	Apache Corp.^
223,000	5.100%, 09/01/40	229,144
127,000	4.875%, 11/15/27	134,118
112,000	4.625%, 11/15/25	118,424
15,087	Bonanza Creek Energy, Inc. 7.500%, 04/30/26	15,162
	Buckeye Partners, LP
205,000	3.950%, 12/01/26^	206,320
135,000	5.850%, 11/15/43	133,404
168,000	ChampionX Corp. 6.375%, 05/01/26	176,229
	Cheniere Energy Partners, LPµ
295,000	5.625%, 10/01/26	307,880
55,000	4.000%, 03/01/31*^	56,032
112,000	Cheniere Energy, Inc.*^ 4.625%, 10/15/28	116,879
	Continental Resources, Inc.^
230,000	3.800%, 06/01/24	241,212
170,000	4.375%, 01/15/28	185,082
410,000	DCP Midstream Operating, LP*‡ 5.850%, 05/21/43 3 mo. USD LIBOR + 3.85%	375,154
135,000	Diamond Offshore Drilling, Inc.@ 7.875%, 08/15/25	24,638

Schedule of Investments April 30, 2021 (Unaudited)

14 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
615,000	Energy Transfer, LPµ‡ 3.193%, 11/01/66 3 mo. USD LIBOR + 3.02%	$456,637
	EnLink Midstream Partners, LP
330,000	6.000%, 12/15/22‡ 3 mo. USD LIBOR + 4.11%	229,492
224,000	4.850%, 07/15/26µ	226,007
	EQT Corp.^
145,000	8.500%, 02/01/30	185,577
90,000	7.625%, 02/01/25	103,727
65,000	5.000%, 01/15/29µ	71,048
293,000	Genesis Energy, LP / Genesis Energy Finance Corp. 6.250%, 05/15/26	287,805
215,000	Gulfport Energy Corp.@ 6.375%, 05/15/25	215,985
229,000	Laredo Petroleum, Inc. 10.125%, 01/15/28	236,163
245,000	Magnolia Oil & Gas Operating, LLC / Magnolia Oil & Gas Finance Corp.*^ 6.000%, 08/01/26	253,060
	Moss Creek Resources Holdings, Inc.*
135,000	10.500%, 05/15/27	127,984
135,000	7.500%, 01/15/26	120,980
113,000	Murphy Oil Corp.^ 6.375%, 07/15/28	114,865
	New Fortress Energy, Inc.*^
113,000	6.500%, 09/30/26	115,330
111,000	6.750%, 09/15/25	115,032
125,000	Nine Energy Service, Inc.* 8.750%, 11/01/23	52,179
56,000	Oasis Midstream Partners, LP / OMP Finance Corp.* 8.000%, 04/01/29	57,351
	Occidental Petroleum Corp.
690,000	4.300%, 08/15/39µ	610,615
510,000	2.900%, 08/15/24µ^	509,332
114,000	5.875%, 09/01/25^	124,669
60,000	Ovintiv Exploration, Inc.µ 5.750%, 01/30/22	61,870
60,000	Ovintiv, Inc.^ 6.500%, 08/15/34	76,585
130,000	Par Petroleum, LLC / Par Petroleum Finance Corp.* 7.750%, 12/15/25	132,126
205,000	Parkland Fuel Corp.*µ 5.875%, 07/15/27	218,614
270,000	Plains All American Pipeline, LPµ‡ 6.125%, 11/15/22 3 mo. USD LIBOR + 4.11%	227,875
83,000	Range Resources Corp.*^ 8.250%, 01/15/29	90,182
275,000	SESI, LLC@ 7.750%, 09/15/24	111,045

PRINCIPAL AMOUNT		VALUE
147,000	Transocean, Inc.*^ 11.500%, 01/30/27	$142,408
112,000	Vine Energy Holdings, LLC* 6.750%, 04/15/29	112,218
135,000	Viper Energy Partners, LP*^ 5.375%, 11/01/27	141,400
220,000	W&T Offshore, Inc.* 9.750%, 11/01/23	194,744
128,000	Weatherford International, Ltd.*^ 11.000%, 12/01/24	126,244
		8,256,680

Financials (2.6%)
717,000	Acrisure, LLC / Acrisure Finance, Inc.*^ 7.000%, 11/15/25	738,768
168,000	Aethon United BR, LP / Aethon United Finance Corp.* 8.250%, 02/15/26	178,356
246,000	AG Issuer, LLC* 6.250%, 03/01/28	255,159
400,000	Alliant Holdings Intermediate, LLC / Alliant Holdings Co-Issuer*^ 6.750%, 10/15/27	421,716
	Ally Financial, Inc.
300,000	8.000%, 11/01/31	422,058
195,000	4.700%, 05/15/26‡ 5 year CMT + 3.87	198,481
540,000	AmWINS Group, Inc.* 7.750%, 07/01/26	575,602
470,000	AssuredPartners, Inc.* 7.000%, 08/15/25	482,681
248,000	Aviation Capital Group, LLC*µ 3.500%, 11/01/27	257,139
226,000	BroadStreet Partners, Inc.* 5.875%, 04/15/29	229,720
709,000	Brookfield Property REIT, Inc. / BPR Cumulus, LLC / BPR Nimbus, LLC / GGSI Sellco, LLC*^ 5.750%, 05/15/26	741,486
	Credit Acceptance Corp.^
237,000	5.125%, 12/31/24*	245,053
230,000	6.625%, 03/15/26	243,379
70,000	Cushman & Wakefield US Borrower, LLC* 6.750%, 05/15/28	75,080
345,000	Donnelley Financial Solutions, Inc. 8.250%, 10/15/24	362,257
235,000	Genworth Mortgage Holdings, Inc.*µ 6.500%, 08/15/25	255,407
179,245	Global Aircraft Leasing Company, Ltd.* 6.500%, 09/15/24 7.250% PIK rate	178,700

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 15

PRINCIPAL AMOUNT		VALUE
266,000	Global Net Lease, Inc. / Global Net Lease Operating Partnership, LP*µ 3.750%, 12/15/27	$263,223
417,000	Greystar Real Estate Partners, LLC* 5.750%, 12/01/25	430,557
910,000	HUB International, Ltd.* 7.000%, 05/01/26	944,707
	Icahn Enterprises, LP / Icahn Enterprises Finance Corp.^
325,000	5.250%, 05/15/27	333,170
164,000	4.375%, 02/01/29*	159,354
500,000	ILFC E-Capital Trust II*µ‡ 4.250%, 12/21/65 3 mo. USD LIBOR + 1.80%	425,765
465,000	Iron Mountain, Inc.*µ^ 5.250%, 03/15/28	488,376
350,000	Jefferies Finance, LLC / JFIN Co-Issuer Corp.*µ 6.250%, 06/03/26	368,525
	Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.*
502,000	5.250%, 10/01/25	509,671
62,000	4.250%, 02/01/27^	60,853
111,000	LD Holdings Group, LLC* 6.125%, 04/01/28	111,573
260,000	Level 3 Financing, Inc.µ 5.375%, 05/01/25	265,814
277,000	LPL Holdings, Inc.*µ 4.000%, 03/15/29	278,039
487,000	MetLife, Inc.µ 6.400%, 12/15/66	614,930
	Navient Corp.^
493,000	5.000%, 03/15/27	497,195
260,000	4.875%, 03/15/28	255,120
	OneMain Finance Corp.^
350,000	7.125%, 03/15/26µ	409,167
210,000	6.875%, 03/15/25	238,825
	Park Intermediate Holdings, LLC / PK Domestic Property, LLC / PK Finance Co-Issuer*
134,000	7.500%, 06/01/25	145,805
110,000	5.875%, 10/01/28	116,833
140,000	PHH Mortgage Corp.* 7.875%, 03/15/26	142,695
260,000	Prospect Capital Corp.µ 3.706%, 01/22/26	263,190
345,000	Radian Group, Inc.µ 4.875%, 03/15/27	368,253
260,000	RHP Hotel Properties, LP / RHP Finance Corp.* 4.500%, 02/15/29	258,354
135,000	SLM Corp.µ 4.200%, 10/29/25	142,453

PRINCIPAL AMOUNT		VALUE
365,000	Starwood Property Trust, Inc. 4.750%, 03/15/25	$380,688
227,000	StoneX Group, Inc.*µ 8.625%, 06/15/25	243,346
	United Wholesale Mortgage, LLC*
167,000	5.500%, 11/15/25	173,753
113,000	5.500%, 04/15/29	111,094
272,000	VICI Properties, LP / VICI Note Company, Inc.*^ 3.750%, 02/15/27	274,380
237,000	XHR, LP* 6.375%, 08/15/25	252,102
		15,388,852

Health Care (1.4%)
112,000	Acadia Healthcare Company, Inc.* 5.000%, 04/15/29	115,954
500,000	Bausch Health Americas, Inc.* 8.500%, 01/31/27	557,250
	Bausch Health Companies, Inc.*
245,000	5.000%, 01/30/28	249,082
96,000	5.000%, 02/15/29^	96,195
56,000	5.250%, 02/15/31^	56,154
	Centene Corp.
276,000	4.250%, 12/15/27	289,714
111,000	3.000%, 10/15/30^	110,296
	Charles River Laboratories International, Inc.*
56,000	4.000%, 03/15/31^	57,673
56,000	3.750%, 03/15/29µ	57,047
	CHS/Community Health Systems, Inc.*
850,000	8.125%, 06/30/24	891,463
295,000	8.000%, 03/15/26	318,187
127,000	6.875%, 04/15/29^	132,939
	DaVita, Inc.*
335,000	4.625%, 06/01/30	339,445
163,000	3.750%, 02/15/31^	155,060
	Encompass Health Corp.^
110,000	4.750%, 02/01/30	115,955
110,000	4.500%, 02/01/28	114,101
300,000	HCA, Inc.µ 7.500%, 11/06/33	409,377
200,000	Jazz Securities DAC*µ 4.375%, 01/15/29	204,618
480,000	Mallinckrodt International Finance, SA / Mallinckrodt CB, LLC*@ 5.625%, 10/15/23	327,336
	Organon Finance 1, LLC*µ
400,000	5.125%, 04/30/31	415,276
200,000	4.125%, 04/30/28	205,314
305,000	Team Health Holdings, Inc.* 6.375%, 02/01/25	270,578

Schedule of Investments April 30, 2021 (Unaudited)

16 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	Tenet Healthcare Corp.
605,000	6.250%, 02/01/27*	$634,942
365,000	6.875%, 11/15/31^	408,848
345,000	4.875%, 01/01/26*	358,779
183,000	Teva Pharmaceutical Finance Company, BV^ 2.950%, 12/18/22	184,235
	Teva Pharmaceutical Finance Netherlands III, BV
615,000	2.800%, 07/21/23	611,285
495,000	6.000%, 04/15/24^	523,319
		8,210,422

Industrials (2.3%)
225,000	Abercrombie & Fitch Management Company* 8.750%, 07/15/25	249,772
260,000	ACCO Brands Corp.* 4.250%, 03/15/29	256,134
	Albertsons Companies, Inc. / Safeway, Inc. / New Albertsons, LP / Albertsons, LLC*^
307,000	4.875%, 02/15/30	320,069
185,000	4.625%, 01/15/27	192,655
111,000	3.500%, 03/15/29	107,000
	Allison Transmission, Inc.*^
254,000	4.750%, 10/01/27	267,195
55,000	3.750%, 01/30/31	53,189
55,000	American Airlines Group, Inc.*^ 3.750%, 03/01/25	48,451
127,000	Arcosa, Inc.* 4.375%, 04/15/29	129,974
475,000	ARD Finance, SA* 6.500%, 06/30/27 7.250% PIK rate	498,569
137,000	Avolon Holdings Funding, Ltd.*µ 5.250%, 05/15/24	149,685
	Beacon Roofing Supply, Inc.*
365,000	4.875%, 11/01/25^	374,526
84,000	4.125%, 05/15/29	83,841
112,000	BWX Technologies, Inc.* 4.125%, 04/15/29	115,101
207,000	Cascades, Inc. / Cascades USA, Inc.*^ 5.125%, 01/15/26	221,006
	Delta Air Lines, Inc.^
57,000	7.375%, 01/15/26	66,893
57,000	3.800%, 04/19/23	59,004
	Delta Air Lines, Inc. / SkyMiles IP, Ltd.*µ
56,000	4.750%, 10/20/28	61,503
28,000	4.500%, 10/20/25	30,058

PRINCIPAL AMOUNT		VALUE
168,000	Endure Digital, Inc.*^ 6.000%, 02/15/29	$161,095
140,000	EnerSys*µ 4.375%, 12/15/27	146,930
260,000	Fly Leasing, Ltd.^ 5.250%, 10/15/24	265,109
112,000	GFL Environmental, Inc.*µ^ 3.750%, 08/01/25	114,103
	Golden Nugget, Inc.*^
165,000	6.750%, 10/15/24	167,228
115,000	8.750%, 10/01/25	121,044
124,000	Graham Packaging Company, Inc.* 7.125%, 08/15/28	133,393
140,000	Granite US Holdings Corp.*^ 11.000%, 10/01/27	157,333
175,000	Graphic Packaging International, LLC*µ 4.750%, 07/15/27	191,006
200,000	Great Lakes Dredge & Dock Corp.^ 8.000%, 05/15/22	200,538
361,000	H&E Equipment Services, Inc.* 3.875%, 12/15/28	354,343
340,000	Herc Holdings, Inc.*^ 5.500%, 07/15/27	359,897
	Howmet Aerospace, Inc.µ
200,000	5.125%, 10/01/24^	219,368
103,000	6.875%, 05/01/25	119,574
280,000	JELD-WEN, Inc.* 4.625%, 12/15/25	286,171
109,000	KeHE Distributors, LLC / KeHE Finance Corp.* 8.625%, 10/15/26	122,259
171,000	Ken Garff Automotive, LLC* 4.875%, 09/15/28	172,924
110,000	MasTec, Inc.*^ 4.500%, 08/15/28	115,271
	Meritor, Inc.
560,000	6.250%, 02/15/24	569,503
33,000	4.500%, 12/15/28*	33,496
170,000	Moog, Inc.*µ 4.250%, 12/15/27	174,991
340,000	Nationstar Mortgage Holdings, Inc.* 6.000%, 01/15/27	355,613
	Navistar International Corp.*
455,000	6.625%, 11/01/25	472,149
113,000	9.500%, 05/01/25	122,721
272,000	Novelis Corp.*^ 4.750%, 01/30/30	283,878
260,000	Park-Ohio Industries, Inc. 6.625%, 04/15/27	267,363
	Patrick Industries, Inc.*
140,000	7.500%, 10/15/27	152,825
112,000	4.750%, 05/01/29	112,361

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 17

PRINCIPAL AMOUNT		VALUE
275,000	Peninsula Pacific Entertainment, LLC / Peninsula Pacific Entertainment Finance In* 8.500%, 11/15/27	$292,726
53,000	Picasso Finance Sub, Inc.*^ 6.125%, 06/15/25	56,436
240,000	QVC, Inc.^ 4.375%, 09/01/28	246,840
185,000	Scientific Games International, Inc.* 5.000%, 10/15/25	191,246
192,000	SEG Holding, LLC / SEG Finance Corp.*^ 5.625%, 10/15/28	202,437
210,000	Sensata Technologies, Inc.*µ^ 3.750%, 02/15/31	208,902
	Sinclair Television Group, Inc.*^
112,000	4.125%, 12/01/30µ	109,291
100,000	5.500%, 03/01/30	99,808
	Standard Industries, Inc.*^
225,000	5.000%, 02/15/27µ	232,108
56,000	4.375%, 07/15/30	56,221
	Station Casinos, LLC*^
455,000	4.500%, 02/15/28	456,884
181,000	5.000%, 10/01/25	184,052
112,000	Stericycle, Inc.*µ 3.875%, 01/15/29	112,140
166,000	STL Holding Company, LLC* 7.500%, 02/15/26	174,989
205,000	Tennant Company 5.625%, 05/01/25	210,767
200,000	TransDigm UK Holdings, PLC^ 6.875%, 05/15/26	211,586
	TransDigm, Inc.
205,000	7.500%, 03/15/27	220,324
200,000	6.250%, 03/15/26*	211,910
55,000	Triton Water Holdings, Inc.* 6.250%, 04/01/29	55,752
114,000	Tronox, Inc.* 4.625%, 03/15/29	116,580
56,000	United Rentals North America, Inc. 3.875%, 02/15/31	56,426
195,000	Waste Pro USA, Inc.*^ 5.500%, 02/15/26	200,021
	WESCO Distribution, Inc.*^
136,000	7.125%, 06/15/25	147,504
67,000	7.250%, 06/15/28	74,408
350,000	XPO Logistics, Inc.* 6.750%, 08/15/24	367,682
		13,734,151

Information Technology (0.4%)
140,000	CDK Global, Inc.*^ 5.250%, 05/15/29	151,159

PRINCIPAL AMOUNT		VALUE
200,000	CommScope Technologies, LLC* 6.000%, 06/15/25	$203,804
310,000	Dell International, LLC / EMC Corp.*µ 6.020%, 06/15/26	370,196
138,000	Fair Isaac Corp.*µ 4.000%, 06/15/28	140,501
245,000	KBR, Inc.* 4.750%, 09/30/28	247,769
245,000	MPH Acquisition Holdings, LLC*^ 5.750%, 11/01/28	241,862
113,000	NCR Corp.* 5.125%, 04/15/29	116,583
167,000	ON Semiconductor Corp.*^ 3.875%, 09/01/28	172,035
204,000	Open Text Corp.*µ 3.875%, 02/15/28	206,756
113,000	Playtika Holding Corp.*^ 4.250%, 03/15/29	112,456
170,000	TTM Technologies, Inc.* 4.000%, 03/01/29	170,483
	Twilio, Inc.
100,000	3.625%, 03/15/29	102,105
57,000	3.875%, 03/15/31	58,562
260,000	ZoomInfo Technologies, LLC / ZoomInfo Finance Corp.*^ 3.875%, 02/01/29	258,297
		2,552,568

Materials (0.6%)
140,000	Allegheny Technologies, Inc.^ 5.875%, 12/01/27	148,173
195,000	ArcelorMittal, SA^ 7.250%, 10/15/39	275,085
300,000	Clearwater Paper Corp.*^ 4.750%, 08/15/28	303,162
200,000	First Quantum Minerals, Ltd.*^ 7.250%, 04/01/23	203,936
	Freeport-McMoRan, Inc.
125,000	5.450%, 03/15/43µ	152,855
115,000	5.400%, 11/14/34^	138,363
167,000	HB Fuller Company 4.250%, 10/15/28	170,278
	Hudbay Minerals, Inc.*
177,000	6.125%, 04/01/29^	188,949
56,000	4.500%, 04/01/26	56,845
215,000	JW Aluminum Continuous Cast Company* 10.250%, 06/01/26	227,309
	Kaiser Aluminum Corp.*^
135,000	4.625%, 03/01/28	138,892
111,000	6.500%, 05/01/25	118,213
184,000	Mercer International, Inc.*^ 5.125%, 02/01/29	191,259

Schedule of Investments April 30, 2021 (Unaudited)

18 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
	New Gold, Inc.*
86,000	6.375%, 05/15/25	$88,766
57,000	7.500%, 07/15/27^	61,963
69,000	Norbord, Inc.*µ 5.750%, 07/15/27	75,191
240,000	OCI, NV*µ^ 4.625%, 10/15/25	251,261
112,000	Owens-Brockway Glass Container, Inc.*^ 6.625%, 05/13/27	121,794
295,000	PBF Holding Company, LLC / PBF Finance Corp. 7.250%, 06/15/25	251,570
200,000	Silgan Holdings, Inc.µ 4.125%, 02/01/28	206,902
113,000	Trinseo Materials Operating SCA / Trinseo Materials Finance, Inc.* 5.125%, 04/01/29	114,937
201,000	Univar Solutions USA, Inc.* 5.125%, 12/01/27	210,640
111,000	Valvoline, Inc.* 3.625%, 06/15/31	108,651
		3,804,994

Real Estate (0.2%)
174,000	EPR Propertiesµ 3.750%, 08/15/29	170,003
	Forestar Group, Inc.*
345,000	8.000%, 04/15/24	359,324
187,000	5.000%, 03/01/28	194,875
55,000	3.850%, 05/15/26	55,758
166,000	iStar, Inc.µ 5.500%, 02/15/26	172,356
	Service Properties Trustµ
345,000	4.350%, 10/01/24	344,448
105,000	5.250%, 02/15/26	105,707
		1,402,471

Utilities (0.2%)
175,000	NRG Energy, Inc.µ 6.625%, 01/15/27	182,457
330,000	PPL Capital Funding, Inc.µ‡ 2.864%, 03/30/67 3 mo. USD LIBOR + 2.67%	311,922
	Talen Energy Supply, LLC*^
140,000	10.500%, 01/15/26	128,806
70,000	7.250%, 05/15/27	71,968
260,000	TerraForm Power Operating, LLC* 5.000%, 01/31/28	280,189
		975,342
	Total Corporate Bonds (Cost $81,795,752)	84,574,387

PRINCIPAL AMOUNT			VALUE

Convertible Bonds (34.9%)
Airlines (0.2%)
10,000,000	HKD	Cathay Pacific Finance III, Ltd. 2.750%, 02/05/26	$1,376,731

Communication Services (4.6%)
325,000		Bharti Airtel, Ltd.* 1.500%, 02/17/25	385,340
100,000	EUR	Cellnex Telecom, SA 1.500%, 01/16/26	197,995
20,000,000	JPY	CyberAgent, Inc. 0.000%, 02/19/25	282,002
2,881,000		Eventbrite, Inc.* 0.750%, 09/15/26	3,132,310
		iQIYI, Inc.
185,000		2.000%, 04/01/25	171,617
179,000		4.000%, 12/15/26	175,683
2,000,000		Kakao Corp. 0.000%, 04/28/23	2,553,720
		Liberty Media Corp.
4,210,000		0.500%, 12/01/50*	4,711,621
145,000		1.375%, 10/15/23	189,766
153,000		Liberty Media Corp. / Liberty Formula One 1.000%, 01/30/23	206,749
1,810,000		Live Nation Entertainment, Inc. 2.500%, 03/15/23	2,436,151
3,020,000		Sea, Ltd.* 2.375%, 12/01/25	8,588,125
		Snap, Inc.
612,000		0.000%, 05/01/27*	628,322
153,000		0.750%, 08/01/26	418,848
		Twitter, Inc.
3,002,000		0.000%, 03/15/26*	2,740,015
290,000		0.250%, 06/15/24^	356,161
200,000		Xiaomi Best Time International, Ltd. 0.000%, 12/17/27	205,858
165,000		Zynga, Inc. 0.250%, 06/01/24	231,500
			27,611,783

Consumer Discretionary (11.5%)
203,000		Airbnb, Inc.* 0.000%, 03/15/26	201,368
152,000		Baozun, Inc. 1.625%, 05/01/24	153,853
3,099,000		Booking Holdings, Inc.*^ 0.750%, 05/01/25	4,701,028
4,065,000		Chegg, Inc.* 0.000%, 09/01/26	4,465,646
2,000,000	HKD	China Yuhua Education Corp., Ltd. 0.900%, 12/27/24	308,110

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 19

PRINCIPAL AMOUNT			VALUE
100,000	EUR	Delivery Hero, SE 0.250%, 01/23/24	$173,318
415,000		DISH Network Corp. 2.375%, 03/15/24	405,144
6,420,000		DraftKings, Inc.* 0.000%, 03/15/28	6,138,098
200,000	CHF	Dufry One, BV 0.750%, 03/30/26	223,869
3,201,000		Etsy, Inc.*^ 0.125%, 09/01/27	4,166,998
2,826,000		Expedia Group, Inc.*^ 0.000%, 02/15/26	3,086,331
80,000		Fiverr International, Ltd.* 0.000%, 11/01/25	97,436
5,170,000		Ford Motor Company* 0.000%, 03/15/26	5,108,839
5,300,000	EUR	Global Fashion Group, SA 1.250%, 03/15/28	6,586,466
100,000	EUR	HelloFresh, SE 0.750%, 05/13/25	185,158
775,000		Huazhu Group, Ltd.^ 0.375%, 11/01/22	1,063,083
162,000		Liberty Broadband Corp.* 2.750%, 09/30/50	167,380
		Liberty Interactive, LLC
330,000		4.000%, 11/15/29^	253,697
160,000		3.750%, 02/15/30	122,630
296,000		MakeMyTrip, Ltd.* 0.000%, 02/15/28	294,233
3,590,000		Marriott Vacations Worldwide Corp.* 0.000%, 01/15/26	4,266,464
1,100,000		Meituan 0.000%, 04/27/28	1,135,563
216,000		NCL Corp., Ltd.* 5.375%, 08/01/25	411,054
2,485,000		NIO, Inc.* 0.500%, 02/01/27	2,079,001
100,000	GBP	Ocado Group, PLCµ 0.750%, 01/18/27	146,064
144,000		Peloton Interactive, Inc.* 0.000%, 02/15/26	130,774
585,000		Penn National Gaming, Inc.^ 2.750%, 05/15/26	2,268,712
339,000		Pinduoduo, Inc. 0.000%, 12/01/25	357,435
473,000		Royal Caribbean Cruises, Ltd.* 4.250%, 06/15/23	666,031
168,500	EUR	SEB, SA 0.000%, 11/17/21	373,914
2,799,000		Shake Shack, Inc.*^ 0.000%, 03/01/28	2,661,289
2,600,000	EUR	Shop Apotheke Europe, NV 0.000%, 01/21/28	3,514,173

PRINCIPAL AMOUNT			VALUE
162,000		Stride, Inc.* 1.125%, 09/01/27	$145,489
17,000		Tesla, Inc. 2.000%, 05/15/24	194,241
8,320,000		Vail Resorts, Inc.*^ 0.000%, 01/01/26	8,863,379
318,000		Wayfair, Inc.* 0.625%, 10/01/25	329,648
1,900,000	EUR	Zalando, SE 0.050%, 08/06/25	2,785,170
			68,231,086

Consumer Staples (0.8%)
600,000		Carrefour, SA 0.000%, 03/27/24	610,824
20,000,000	JPY	Nippn Corp. 0.000%, 06/20/25	185,490
		Premium Brands Holdings Corp.
2,132,000	CAD	4.600%, 12/31/23	2,034,710
1,800,000	CAD	4.200%, 09/30/27	1,587,277
179,000		Turning Point Brands, Inc. 2.500%, 07/15/24	208,417
			4,626,718

Energy (0.1%)
273,000		Pioneer Natural Resources Company*^ 0.250%, 05/15/25	415,342
		SunEdison, Inc.
2,261,000		0.250%, 01/15/20	21,819
275,000		2.000%, 10/01/18	2,654
			439,815

Financials (1.0%)
880,000		AXA, SA* 7.250%, 05/15/21	1,300,112
11,000,000	HKD	Citigroup Global Markets Funding Luxembourg SCA 0.000%, 07/25/24	1,632,493
600,000	EUR	Corestate Capital Holding, SA 1.375%, 11/28/22	614,727
100,000	GBP	Cornwall Jersey, Ltd. 0.750%, 04/16/26	137,029
150,000		GSK Finance No 3, PLC*^ 0.000%, 06/22/23	162,017
		JPMorgan Chase Bank, N.A.
730,000		0.125%, 01/01/23*^	825,893
200,000		0.000%, 08/07/22	285,384
200,000	EUR	LEG Immobilien, SE 0.875%, 09/01/25	291,760
200,000	EUR	Oliver Capital Sarlµ 0.000%, 12/29/23	263,646
210,000		Starwood Property Trust, Inc.^ 4.375%, 04/01/23	222,350
			5,735,411

Schedule of Investments April 30, 2021 (Unaudited)

20 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT			VALUE

Health Care (3.6%)
197,000		Bridgebio Pharma, Inc.* 2.250%, 02/01/29	$181,790
135,000		Coherus Biosciences, Inc. 1.500%, 04/15/26	144,026
142,000		DexCom, Inc.* 0.250%, 11/15/25	142,378
100,000	EUR	GN Store Nord, A/S 0.000%, 05/21/24	154,509
169,000		Guardant Health, Inc.* 0.000%, 11/15/27	222,394
205,000		Haemonetics Corp.* 0.000%, 03/01/26	169,937
3,631,000		Halozyme Therapeutics, Inc.* 0.250%, 03/01/27	3,516,006
73,000		Innoviva, Inc. 2.500%, 08/15/25	76,216
2,715,000		Insulet Corp. 0.375%, 09/01/26	3,915,491
167,000		Integra LifeSciences Holdings Corp. 0.500%, 08/15/25	194,044
2,706,000		Jazz Investments I, Ltd.*µ 2.000%, 06/15/26	3,498,073
2,740,000		LivaNova USA, Inc.* 3.000%, 12/15/25	4,276,154
30,000,000	JPY	Menicon Company, Ltd. 0.000%, 01/29/25	306,582
181,000		NeoGenomics, Inc. 0.250%, 01/15/28	183,433
143,000		Novocure, Ltd.*µ 0.000%, 11/01/25	204,052
165,000		NuVasive, Inc. 0.375%, 03/15/25	172,276
201,000		Oak Street Health, Inc.*µ 0.000%, 03/15/26	210,391
145,000		Omnicell, Inc.*µ 0.250%, 09/15/25	225,813
		Pacira BioSciences, Inc.µ
2,700,000		0.750%, 08/01/25*	3,005,991
26,000		2.375%, 04/01/22	29,450
171,000		Tabula Rasa HealthCare, Inc.^ 1.750%, 02/15/26	171,925
203,000		Teladoc Health, Inc.*^ 1.250%, 06/01/27	227,880
			21,228,811

Industrials (4.7%)
3,254,000		Air Canada* 4.000%, 07/01/25	5,008,361
415,000		Copa Holdings, SA* 4.500%, 04/15/25	764,007

PRINCIPAL AMOUNT			VALUE
2,700,000	EUR	Duerr, AG 0.750%, 01/15/26	$3,959,918
5,920,000		JetBlue Airways Corp.*~ 0.500%, 04/01/26	6,494,714
161,000		Middleby Corp.* 1.000%, 09/01/25	241,814
2,963,000		Southwest Airlines Company^~ 1.250%, 05/01/25	5,153,694
393,000		Sunrun, Inc.* 0.000%, 02/01/26	324,893
5,780,000		Uber Technologies, Inc.*^ 0.000%, 12/15/25	6,064,607
200,000		Vinci, SA 0.375%, 02/16/22	235,626
			28,247,634

Information Technology (5.1%)
196,000		21Vianet Group, Inc.* 0.000%, 02/01/26	170,618
400,000	AUD	Afterpay, Ltd. 0.000%, 03/12/26	284,124
190,000		Akamai Technologies, Inc. 0.125%, 05/01/25	239,136
850,000		Alarm.com Holdings, Inc.* 0.000%, 01/15/26	797,640
		Alteryx, Inc.
165,000		1.000%, 08/01/26	149,219
165,000		0.500%, 08/01/24	155,173
188,000		Bill.com Holdings, Inc.* 0.000%, 12/01/25	228,901
430,000		Coupa Software, Inc.*~ 0.375%, 06/15/26	498,804
162,000		CyberArk Software, Ltd. 0.000%, 11/15/24	182,673
20,000,000	JPY	Dainippon Screen Manufacturing Company 0.000%, 06/11/25	212,085
146,000		Datadog, Inc.* 0.125%, 06/15/25	175,013
207,000		Dropbox, Inc.* 0.000%, 03/01/28	205,228
504,000	CAD	Dye & Durham, Ltd.* 3.750%, 03/01/26	418,855
206,000		Enphase Energy, Inc.* 0.000%, 03/01/28	181,540
411,000		Fastly, Inc.* 0.000%, 03/15/26	399,406
142,000		Five9, Inc.* 0.500%, 06/01/25	214,796
1,000,000		Guidewire Software, Inc. 1.250%, 03/15/25	1,142,570
800,000		LG Display Company, Ltd. 1.500%, 08/22/24	1,098,040

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 21

PRINCIPAL AMOUNT			VALUE
175,000		LivePerson, Inc.* 0.000%, 12/15/26	$175,490
324,000		Lumentum Holdings, Inc.^ 0.500%, 12/15/26	360,333
451,000		Microchip Technology, Inc.^ 0.125%, 11/15/24	517,928
418,000		MicroStrategy, Inc.* 0.000%, 02/15/27	343,049
186,000		New Relic, Inc. 0.500%, 05/01/23	181,787
200,000	EUR	Nexi S.p.A 1.750%, 04/24/27	281,764
162,000		Nice, Ltd.*^ 0.000%, 09/15/25	171,255
241,000		Okta, Inc.^ 0.125%, 09/01/25	371,976
124,000		ON Semiconductor Corp.µ 1.625%, 10/15/23	242,812
		Palo Alto Networks, Inc.µ
190,000		0.750%, 07/01/23	267,702
148,000		0.375%, 06/01/25*	193,180
173,000		Pegasystems, Inc.^ 0.750%, 03/01/25	198,836
81,000		Pluralsight, Inc. 0.375%, 03/01/24	80,951
296,000		Repay Holdings Corp.* 0.000%, 02/01/26	286,558
320,000		RingCentral, Inc.* 0.000%, 03/15/26	332,771
3,344,000		Shift4 Payments, Inc.* 0.000%, 12/15/25	4,708,954
68,000		Shopify, Inc.^ 0.125%, 11/01/25	79,447
145,000		Silicon Laboratories, Inc.* 0.625%, 06/15/25	190,198
148,300	EUR	Silicon On Insulator Tec 0.000%, 10/01/25	379,466
1,690,000		Splunk, Inc.^ 1.125%, 09/15/25	1,910,258
4,544,000		Square, Inc.*^ 0.250%, 11/01/27	5,364,238
200,000		Tyler Technologies, Inc.* 0.250%, 03/15/26	212,252
3,800,000		Win Semiconductors Corp. 0.000%, 01/14/26	4,040,350
318,000		Wix.com, Ltd.* 0.000%, 08/15/25	351,120
228,000		Workday, Inc. 0.250%, 10/01/22	388,749
170,000		Workiva, Inc.^ 1.125%, 08/15/26	231,360
1,045,000		Xero Investments, Ltd. 0.000%, 12/02/25	1,076,172

PRINCIPAL AMOUNT			VALUE
308,000		Zendesk, Inc.* 0.625%, 06/15/25	$453,006
145,000		Zscaler, Inc.* 0.125%, 07/01/25	203,644
			30,349,427

Materials (0.8%)
750,000		BASF, SE 0.925%, 03/09/23	755,167
3,193,000		Ivanhoe Mines, Ltd.* 2.500%, 04/15/26	3,831,249
100,000	EUR	Symrise, AG 0.238%, 06/20/24	149,538
10,000,000	JPY	Teijin, Ltd. 0.000%, 12/10/21	94,738
			4,830,692

Real Estate (2.4%)
200,000	EUR	ANLLIAN Capital, Ltd. 0.000%, 02/05/25	322,523
310,000		ESR Cayman, Ltd. 1.500%, 09/30/25	341,074
400,000	EUR	Grand City Properties, SA 0.250%, 03/02/22	492,562
145,000		IH Merger Sub, LLC 3.500%, 01/15/22	224,654
		Redfin Corp.*
5,920,000		0.500%, 04/01/27	6,201,437
4,725,000		0.000%, 10/15/25	5,729,771
20,000,000	JPY	Relo Group, Inc. 0.000%, 12/17/27	185,719
1,000,000		Vingroup JSC 3.000%, 04/20/26	1,038,430
			14,536,170

Utilities (0.1%)
2,120,000	EUR	Voltalia, SA 1.000%, 01/13/25	844,076
	Total Convertible Bonds (Cost $185,740,289)		208,058,354

U.S. Government and Agency Security (0.1%)
342,000		United States Treasury Noteµ 1.750%, 07/15/22 (Cost $348,661)	348,840

Bank Loans (2.0%)¡
Airlines (0.1%)
190,000		AAdvantage Loyalty IP, Ltd.‡ 5.500%, 04/20/28 3 mo. LIBOR + 4.75%	195,649
228,000		United Airlines, Inc.! 0.000%, 04/13/28	230,992

Schedule of Investments April 30, 2021 (Unaudited)

22 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

PRINCIPAL AMOUNT		VALUE
57,000	United Airlines, Inc.‡ 4.500%, 04/13/28 3 mo. LIBOR + 3.75%	$57,748
		484,389

Communication Services (0.4%)
344,750	Clear Channel Outdoor Holdings, Inc.‡ 3.686%, 08/21/26 3 mo. LIBOR + 3.50%	334,768
221,625	CommScope, Inc.‡ 3.363%, 04/06/26 1 mo. LIBOR + 3.25%	220,552
139,231	Consolidated Communications, Inc.‡ 4.250%, 10/02/27 1 mo. LIBOR + 3.50%	139,182
147,755	CSC Holdings, LLC‡ 2.615%, 04/15/27 1 mo. LIBOR + 2.50%	147,246
340,000	Frontier Communications Corp.‡ 4.500%, 10/08/21 1 mo. LIBOR + 4.75%	339,291
261,688	iHeartCommunications, Inc.‡ 3.113%, 05/01/26 1 mo. LIBOR + 3.00%	258,908
631,800	Intelsat Jackson Holdings, SA 8.625%, 01/02/24	645,564
415,000	Intelsat Jackson Holdings, SA‡ 8.750%, 01/02/24 3 mo. PRIME + 5.50%	424,425
		2,509,936

Consumer Discretionary (0.3%)
224,438	Life Time Fitness, Inc.‡ 5.750%, 12/16/24 3 mo. LIBOR + 4.75%	225,525
259,172	Meredith Corp.‡ 5.250%, 01/31/25 3 mo. LIBOR + 4.25%	264,031
60,000	Meredith Corp.! 0.000%, 01/31/25	61,125
395,000	Petco Health and Wellness Company, Inc.‡ 4.000%, 03/03/28 3 mo. LIBOR + 3.25%	393,189
280,000	PetSmart, Inc.‡ 4.500%, 02/12/28 3 mo. LIBOR + 3.75%	281,155
168,100	Rent-A-Center, Inc.‡ 4.750%, 02/17/28 1 mo. LIBOR + 4.00%	169,500
385,000	WW International, Inc.! 0.000%, 04/13/28	385,433
		1,779,958

PRINCIPAL AMOUNT			VALUE

Consumer Staples (0.0%)
65,864		United Natural Foods, Inc.! 0.000%, 10/22/25	$65,909
32,974		United Natural Foods, Inc.‡ 3.613%, 10/22/25 1 mo. LIBOR + 3.50%	32,996
			98,905

Energy (0.1%)
58,895		Lealand Finance Company, BV‡ 4.113%, 06/30/25 1 mo. LIBOR + 3.00%	26,208
4,269		Lealand Finance Company, BV‡ 1.000%, 06/30/24 1 mo. LIBOR + 3.00%	3,479
277,928		Par Pacific Holdings, Inc.‡ 6.936%, 01/12/26 3 mo. LIBOR + 6.75%	276,469
			306,156

Financials (0.1%)
300,000		Jazz Financing Lux Sarl! 0.000%, 04/22/28	300,999
616,720	EUR	Steenbok Lux Finco 2 Sarl‡ 10.000%, 12/31/21 6 mo. EURIBOR + 0.00%	374,433
			675,432

Health Care (0.4%)
701,136		Amneal Pharmaceuticals, LLC‡ 3.625%, 05/04/25 1 mo. LIBOR + 3.50%	689,960
276,307		Endo Luxembourg Finance Company I Sarl‡ 5.750%, 03/10/28 3 mo. LIBOR + 5.00%	270,021
385,318		Gentiva Health Services, Inc.‡ 2.875%, 07/02/25 1 mo. LIBOR + 2.75%	385,077
302,970		Mallinckrodt International Finance, SA‡ 6.000%, 09/24/24 3 mo. LIBOR + 4.75%	295,492
240,716		Ortho Clinical Diagnostics, SA‡ 3.361%, 06/30/25 1 mo. LIBOR + 3.25%	240,686
604,905		Team Health Holdings, Inc.‡ 3.750%, 02/06/24 1 mo. LIBOR + 2.75%	565,725
			2,446,961

Industrials (0.4%)
491,269		Berry Global, Inc.‡ 1.861%, 07/01/26 1 mo. LIBOR + 1.75%	487,776

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 23

PRINCIPAL AMOUNT		VALUE
217,800	BW Gas & Convenience Holdings, LLC‡ 4.000%, 03/17/28 1 mo. LIBOR + 3.50%	$217,800
282,155	Dun & Bradstreet Corp.‡ 3.361%, 02/06/26 1 mo. LIBOR + 3.25%	280,921
206,891	Granite Holdings US Acquisition Company‡ 4.203%, 09/30/26 3 mo. LIBOR + 4.00%	206,632
55,000	Horizon Therapeutics USA, Inc.‡ 2.500%, 03/15/28 1 mo. LIBOR + 2.00%	54,876
213,071	Navistar International Corp.‡ 3.610%, 11/06/24 1 mo. LIBOR + 3.50%	213,258
189,807	RegionalCare Hospital Partners Holdings, Inc.‡ 3.863%, 11/16/25 1 mo. LIBOR + 3.75%	189,370
424,529	Scientific Games International, Inc.‡ 2.863%, 08/14/24 1 mo. LIBOR + 2.75%	419,061
68,601	TransDigm, Inc.‡ 2.363%, 12/09/25 1 mo. LIBOR + 2.25%	67,839
		2,137,533

Information Technology (0.2%)
305,004	Banff Merger Sub, Inc.‡ 3.863%, 10/02/25 1 mo. LIBOR + 3.75%	303,918
330,812	Camelot U.S. Acquisition 1 Company‡ 3.113%, 10/30/26 1 mo. LIBOR + 3.00%	328,207
154,613	Camelot U.S. Acquisition 1 Company‡! 4.000%, 10/30/26 1 mo. LIBOR + 3.00%	154,903
288,031	VFH Parent, LLC‡ 3.115%, 03/01/26 1 mo. LIBOR + 3.00%	287,791
		1,074,819

Materials (0.0%)
198,000	Innophos, Inc.‡ 3.613%, 02/07/27 1 mo. LIBOR + 3.50%	197,876
	Total Bank Loans (Cost $11,807,855)	11,711,965

NUMBER OF SHARES		VALUE
Convertible Preferred Stocks (10.2%)
Communication Services (1.2%)
5,907	2020 Cash Mandatory Exchangeable Trust* 5.250%, 06/01/23	$6,950,513

Consumer Discretionary (1.6%)
59,025	Aptiv, PLC 5.500%, 06/15/23	9,638,782

Consumer Staples (0.1%)
6,364	Energizer Holdings, Inc. 7.500%, 01/15/22	633,218

Financials (1.0%)
417	Bank of America Corp. ‡‡ 7.250%	590,464
60,618	KKR & Company, Inc.^ 6.000%, 09/15/23	4,545,137
413	Wells Fargo & Company ‡‡ 7.500%	592,168
		5,727,769

Health Care (1.1%)
2,030	Avantor, Inc. 6.250%, 05/15/22	200,645
3,893	Danaher Corp. 4.750%, 04/15/22	6,670,695
		6,871,340

Industrials (1.6%)
10,000	Colfax Corp. 5.750%, 01/15/22	1,837,800
1,500	Fortive Corp. 5.000%, 07/01/21	1,490,250
49,608	Stanley Black & Decker, Inc.^ 5.250%, 11/15/22	6,052,672
		9,380,722

Information Technology (1.1%)
4,591	Broadcom, Inc.~ 8.000%, 09/30/22	6,654,425

Materials (0.2%)
22,059	International Flavors & Fragrances, Inc. 6.000%, 09/15/21	1,093,023

Utilities (2.3%)
27,395	AES Corp. 6.875%, 02/15/24	2,985,781
23,391	American Electric Power Company, Inc. 6.125%, 03/15/22	1,193,794
20,000	CenterPoint Energy, Inc. 7.000%, 09/01/21	890,200
3,250	DTE Energy Company 6.250%, 11/01/22	164,905

Schedule of Investments April 30, 2021 (Unaudited)

24 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE
10,653		Essential Utilities, Inc. 6.000%, 04/30/22	$629,699
		NextEra Energy, Inc.
101,193		4.872%, 09/01/22µ	5,903,600
4,936		6.219%, 09/01/23	249,120
17,130		Sempra Energy 6.750%, 07/15/21	1,797,622
			13,814,721
	Total Convertible Preferred Stocks (Cost $51,800,957)		60,764,513

Common Stocks (77.0%)
Communication Services (5.2%)
3,501	INR	Affle India, Ltd.#	260,485
86,500		America Movil, SAB de CV - Class L	1,205,810
2,970		Baidu, Inc.#	624,680
2,082		Cumulus Media, Inc. - Class A#	20,008
2,820	KRW	NAVER Corp.	908,102
96,000	EUR	Orange, SA	1,195,509
4,180		Sea, Ltd.#	1,055,617
730	KRW	SK Telecom Company, Ltd.	198,833
171,750		Tencent Holdings, Ltd.^	13,681,605
6,000	HKD	Tencent Holdings, Ltd.	478,632
1,176,545	GBP	Vodafone Group, PLC	2,220,374
47,945		Walt Disney Company~#	8,918,729
			30,768,384

Consumer Discretionary (11.0%)
29,891		Alibaba Group Holding, Ltd.#	6,903,327
27,300	HKD	Alibaba Group Holding, Ltd.#	789,180
4,465		Amazon.com, Inc.^#	15,482,030
11,600	CNY	China Tourism Group Duty Free Corp., Ltd. - Class A	556,668
146,200	GBP	Compass Group, PLC#	3,180,474
5,300		Coupang, Inc.#	222,070
91,300		D.R. Horton, Inc.	8,973,877
38,100	EUR	Daimler, AG	3,390,851
19,100	INR	Dixon Technologies India, Ltd.#	1,076,822
100,000		Ford Motor Company~#	1,154,000
74,000	HKD	Galaxy Entertainment Group, Ltd.#	649,581
58,500		General Motors Company#	3,347,370
4,885	KRW	Hyundai Motor Company	928,892
6,150		JD.com, Inc.#	475,764
116,000	HKD	Li Ning Company, Ltd.	941,419
8,500	EUR	LVMH Moet Hennessy Louis Vuitton, SE	6,403,476
18,370		MakeMyTrip, Ltd.^#	503,705
670		MercadoLibre, Inc.#	1,052,557
30,100		New Oriental Education & Technology Group, Inc.#	459,326
17,525		Newell Brands, Inc.~	472,474
9,000	EUR	Porsche Automobil Holding, SE Preferenced Shares	948,748
353,100	HKD	Samsonite International, SA*#	653,492
10,651		Shake Shack, Inc. - Class A#	1,158,296

NUMBER OF SHARES			VALUE
5,930		Tesla, Inc.^#	4,206,979
25,700		Trip.com Group, Ltd.#	1,004,356
12,100	HKD	Yum China Holdings, Inc.	761,440
			65,697,174

Consumer Staples (2.1%)
82,275		Coca-Cola Company^	4,441,204
6,400		Costco Wholesale Corp.	2,381,376
49,900	EUR	Danone, SA	3,522,415
2,100	CNY	Kweichow Moutai Company, Ltd. - Class A	648,777
33,900	INR	Varun Beverages, Ltd.	436,548
287,500	MXN	Wal-Mart de Mexico, SAB de CV	942,816
			12,373,136

Energy (3.6%)
1,405		Bonanza Creek Energy, Inc.#	46,491
11,178		Calfrac Well Services, Ltd.#	30,628
770		Chesapeake Energy Corp.#	35,089
33,475		Chevron Corp.~	3,450,268
40,000		ConocoPhillips	2,045,600
2,048		Denbury, Inc.#	111,432
23,500		Devon Energy Corp.~	549,430
16,800		Energy Transfer, LP	144,648
20,110		Enterprise Products Partners, LP	462,731
1,826		EP Energy Corp.#&	150,645
59,900		Exxon Mobil Corp.~	3,428,676
3,975		GasLog, Ltd.	23,095
18,160		Lonestar Resources US, Inc.#&	132,931
5,080		Magellan Midstream Partners, LP	237,592
31,610		Mcdermott International, Ltd.#	14,224
724		Oasis Petroleum, Inc.	56,197
129,800	INR	Reliance Industries, Ltd.	3,489,680
93,075	EUR	Royal Dutch Shell, PLC - Class A	1,772,635
82,300	GBP	Royal Dutch Shell, PLC - Class A	1,548,578
98,974		Schlumberger, Ltd.~	2,677,247
7,380		Targa Resources Corp.^	256,012
18,500	EUR	TOTAL, SE	817,658
4,287		Weatherford International, PLC#	45,442
2,922		Whiting Petroleum Corp.#	117,085
2,500		Williams Companies, Inc.^	60,900
			21,704,914

Financials (14.1%)
62,800	HKD	AIA Group, Ltd.	797,093
141,400		American International Group, Inc.~	6,850,830

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 25

NUMBER OF SHARES			VALUE
315,300	IDR	Bank Central Asia, Tbk PT	$697,999
609,900	IDR	Bank Jago, Tbk PT#	428,556
223,200		Bank of America Corp.~	9,046,296
402,000	TWD	Cathay Financial Holding Company, Ltd.	750,468
27,300	TWD	Chailease Holding Company, Ltd.	196,726
786,000	HKD	China Construction Bank Corp. - Class H	620,422
187,500	HKD	China Merchants Bank Company, Ltd. - Class H	1,506,077
258,400	ZAR	FirstRand, Ltd.	908,946
33,000	MXN	Grupo Financiero Banorte, SAB de CV - Class O	187,375
19,550	KRW	Hana Financial Group, Inc.	801,342
397,000	INR	HDFC Bank, Ltd.#	7,546,193
74,100	INR	HDFC Life Insurance Company, Ltd.*#	662,016
12,000	HKD	Hong Kong Exchanges & Clearing, Ltd.	723,732
26,350	INR	Housing Development Finance Corp., Ltd.	862,758
96,280		ICICI Bank, Ltd.^#	1,569,364
487,900	EUR	ING Groep, NV	6,232,913
145,916		Itau Unibanco Holding, SA	729,580
68,550		JPMorgan Chase & Company^~	10,543,676
139,700	THB	Kasikornbank, PCL	595,825
71,835		Morgan Stanley	5,929,979
76,200	EUR	NN Group, NV	3,800,739
369,200	HKD	Ping An Insurance Group Company of China, Ltd. - Class H	4,025,116
989,000	HKD	Postal Savings Bank of China Company, Ltd. - Class H*^	641,432
102,900	CAD	Power Corp. of Canada	2,997,047
40,950	INR	SBI Cards & Payment Services, Ltd.	540,514
29,000	KRW	Shinhan Financial Group Company, Ltd.	1,042,129
304,570		UBS Group, AG^#	4,656,875
182,625		Wells Fargo & Company^~	8,227,256
			84,119,274

Health Care (5.0%)
40,700	CNY	Aier Eye Hospital Group Company, Ltd. - Class A	466,522
214,606		Alcon, Inc.^#	16,187,731
1,885		Biogen, Inc.#	503,917
21,760		Eli Lilly & Company	3,977,075
8,200	CNY	Hangzhou Tigermed Consulting Company, Ltd. - Class A	197,415
54,400		Novo Nordisk, A/S	4,022,880
37,900	HKD	Ping An Healthcare and Technology Company, Ltd.*^#	442,211
7,700		UnitedHealth Group, Inc.^	3,070,760
85,500	HKD	Wuxi Biologics Cayman, Inc.*#	1,200,232
			30,068,743

NUMBER OF SHARES			VALUE
Industrials (8.0%)
5,840	EUR	Airbus, SE#	$702,316
37,029	EUR	Alstom, SA#	2,022,213
13,825		Boeing Company#	3,239,336
89,000		CAE, Inc.^#	2,787,480
25,525		Caterpillar, Inc.	5,822,508
8,600	CNY	Contemporary Amperex Technology Company, Ltd. - Class A	516,806
8,400		Copa Holdings, SA - Class A^#	726,600
13,870		Cummins, Inc.	3,495,795
83,600	EUR	Deutsche Post, AG	4,923,802
20,500	JPY	FANUC Corp.	4,720,796
242,500		General Electric Company	3,181,600
37,700	JPY	Harmonic Drive Systems, Inc.^	2,535,331
32,000	TWD	Hiwin Technologies Corp.	482,784
29,600	JPY	Komatsu, Ltd.	870,377
45,694		McDermott International, Inc.#	20,562
48,500	EUR	Schneider Electric, SE	7,738,453
55,000	HKD	Techtronic Industries Company, Ltd.	997,962
8,765		Union Pacific Corp.	1,946,619
57,600	INR	Voltas, Ltd.	743,416
			47,474,756

Information Technology (21.5%)
21,635		Accenture, PLC - Class A	6,273,501
2,795	EUR	Adyen, NV*#	6,878,755
86,400		Apple, Inc.^	11,358,144
15,910		ASML Holding, NV	10,311,271
60,000	JPY	Canon, Inc.	1,426,809
32,600	JPY	Fujitsu, Ltd.	5,178,771
3,180		Globant, SA#	728,793
201,000	TWD	Hon Hai Precision Industry Company, Ltd.	826,320
48,551		Infosys, Ltd.^	877,802
16,800	JPY	Keyence Corp.	8,064,885
62,000	TWD	MediaTek, Inc.	2,599,199
33,615		Micron Technology, Inc.^#	2,893,243
49,250		Microsoft Corp.^~	12,419,865
580,000	EUR	Nokia Corp.#	2,747,433
31,000	TWD	Novatek Microelectronics Corp.	683,945
14,580		NVIDIA Corp.	8,753,541
142,804		Oracle Corp.~	10,823,115
100,350	KRW	Samsung Electronics Company, Ltd.	7,314,058
16,000	KRW	SK Hynix, Inc.	1,825,300
1,205,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	25,376,826
4,100		Taiwan Semiconductor Manufacturing Company, Ltd. (ADR)	478,634
			127,840,210

Schedule of Investments April 30, 2021 (Unaudited)

26 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NUMBER OF SHARES			VALUE

Materials (5.9%)
37,000	INR	APL Apollo Tubes, Ltd.#	$646,641
222,950	EUR	ArcelorMittal, SA#	6,481,294
154,000	CAD	Barrick Gold Corp.	3,281,341
806,700		Cemex, SAB de CV#	6,364,863
72,500	EUR	CRH, PLC	3,420,855
36,300	CAD	First Quantum Minerals, Ltd.	836,659
20,700		Freeport-McMoRan, Inc.	780,597
910	KRW	LG Chem, Ltd.	759,657
160,000	AUD	Newcrest Mining, Ltd.	3,270,086
4,145	KRW	POSCO	1,354,647
15,100		PPG Industries, Inc.	2,585,724
96,650	INR	Tata Steel, Ltd.	1,333,452
918,300	CAD	Yamana Gold, Inc.	4,206,182
			35,321,998

Real Estate (0.2%)
710,500	PHP	Ayala Land, Inc.	474,013
46,850	INR	Godrej Properties, Ltd.#	860,853
			1,334,866

Utilities (0.4%)
45,801	EUR	Engie, SA	681,144
10,500		Exelon Corp.	471,870
29,000	EUR	RWE, AG	1,101,184
			2,254,198
	Total Common Stocks (Cost $475,333,107)		458,957,653

Warrants (0.0%) #
Energy (0.0%)
884	Chesapeake Energy Corp. 02/09/26, Strike $32.13	18,365
796	Chesapeake Energy Corp. 02/09/26, Strike $27.63	18,093
491	Chesapeake Energy Corp. 02/09/26, Strike $36.18	9,540
1,446	Denbury, Inc. 09/18/25, Strike $32.59	39,331
534	Denbury, Inc.^ 09/18/23, Strike $35.41	11,065
13,401	Mcdermott International, Ltd. 06/30/27, Strike $15.98	1
12,061	Mcdermott International, Ltd. 06/30/27, Strike $12.33		1
	Total Warrants (Cost $284,653)		96,396

NUMBER OF SHARES		VALUE
Preferred Stocks (0.2%)
Communication Services (0.0%)
9,750	United States Cellular Corp.^ 6.250%, 09/01/69	$258,375

Consumer Discretionary (0.1%)
1,597	Guitar Center, Inc.	192,039
2,500	Qurate Retail, Inc. 8.000%, 03/15/31	261,500
		453,539

Energy (0.1%)
16,785	NuStar Energy, LP‡ 7.625%, 06/15/22 3 mo. USD LIBOR + 5.64%	349,128
4,725	NuStar Energy, LP‡ 8.500%, 12/15/21 3 mo. USD LIBOR + 6.77%	111,416
11,500	NuStar Logistics, LP‡ 6.918%, 01/15/43 3 mo. USD LIBOR + 6.73%	278,070
		738,614
	Total Preferred Stocks (Cost $1,521,199)	1,450,528

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
Purchased Options (2.8%) #
Communication Services (1.3%)
62 14,591,700	Alphabet, Inc. Call, 01/21/22, Strike $1,500.00	5,425,310
55 1,156,815	Baidu, Inc. Call, 01/21/22, Strike $250.00	78,788
255 8,289,540	Facebook, Inc. Call, 06/18/21, Strike $250.00	1,927,162
124 3,131,496	Sea, Ltd. Call, 01/21/22, Strike $270.00	402,690
		7,833,950

Consumer Discretionary (0.1%)
265 6,120,175	Alibaba Group Holding, Ltd. Call, 07/16/21, Strike $235.00	312,700
25 577,375	Call, 11/19/21, Strike $250.00	41,750
90 696,240	JD.com, Inc. Put, 05/21/21, Strike $75.00	16,515
245 976,080	NIO, Inc. Call, 01/21/22, Strike $50.00	136,588
65 870,545	Pinduoduo, Inc. Call, 01/21/22, Strike $175.00	59,475
250 977,000	Trip.com Group, Ltd. Call, 07/16/21, Strike $43.00	29,375
		596,403

Schedule of Investments April 30, 2021 (Unaudited)

See accompanying Notes to Schedule of Investments	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 27

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT			VALUE

Energy (0.0%)
216 1,656,288		Lukoil, PJSC Call, 06/18/21, Strike $80.00	$28,512
195 2,999,685		Pioneer Natural Resources Company Call, 09/17/21, Strike $170.00	157,950
			186,462

Financials (0.1%)
		ICICI Bank, Ltd.
3,635 5,925,050		Call, 09/17/21, Strike $18.00	281,713
640 1,043,200		Call, 01/21/22, Strike $18.00	84,800
3,375 1,687,500		Itau Unibanco Holding, SA Call, 06/18/21, Strike $5.00	87,750
2,000 3,148,645		Sberbank of Russia, PJSC Call, 06/18/21, Strike $16.00	31,000
			485,263

Industrials (0.0%)
53 848,806	EUR	Schneider Electric, SE Call, 12/17/21, Strike 130.00	63,401

Information Technology (0.1%)
25 2,956,275		Shopify, Inc. Call, 01/21/22, Strike $920.00	809,125
195 2,276,430		Taiwan Semiconductor Manufacturing Company, Ltd. Call, 01/21/22, Strike $140.00	100,425
			909,550

Materials (0.2%)
898 3,386,358		Freeport-McMoRan, Inc. Call, 08/20/21, Strike $29.00	859,835
325 653,900		Vale, SA Call, 06/18/21, Strike $19.00	51,187
			911,022

Other (1.0%)
765 25,856,235		Invesco QQQ Trust Series Put, 06/30/21, Strike $325.00	563,422
1,140 4,053,840		iShares MSCI Brazil ETF Call, 01/21/22, Strike $35.00	450,300
1,860 10,040,280		iShares MSCI Emerging Markets Put, 07/16/21, Strike $54.00	372,930
600 2,461,200		iShares MSCI India ETF Put, 05/21/21, Strike $40.00	40,500
4,150 173,179,500		SPDR S&P 500 ETF Trust Put, 01/21/22, Strike $340.00	3,691,425
630 26,289,900		Put, 06/30/21, Strike $395.00	339,570

NUMBER OF CONTRACTS/ NOTIONAL AMOUNT		VALUE
2,240 8,863,680	Xtrackers Harvest CSI 300 China A ETF Call, 07/16/21, Strike $40.00	$263,200
		5,721,347
	Total Purchased Options (Cost $16,851,462)	16,707,398

TOTAL INVESTMENTS (141.4%) (Cost $825,483,935)	842,670,034

MANDATORY REDEEMABLE PREFERRED SHARES, AT LIQUIDATION VALUE (-10.9%)	(65,000,000)

LIABILITIES, LESS OTHER ASSETS (-30.5%)	(181,893,577)

NET ASSETS (100.0%)	$595,776,457

NUMBER OF SHARES		VALUE
Common Stocks Sold Short (-1.8%) #
Consumer Staples (-0.1%)
(10,826)	Energizer Holdings, Inc.	(533,722)

Financials (-0.2%)
(37,858)	Equitable Holdings, Inc.	(1,295,879)

Industrials (-0.5%)
(40,000)	Colfax Corp.	(1,807,600)
(17,011)	Fortive Corp.	(1,204,719)
		(3,012,319)

Information Technology (-0.2%)
(5,100)	Guidewire Software, Inc.	(538,101)
(6,600)	Splunk, Inc.	(834,372)
		(1,372,473)

Materials (-0.2%)
(6,452)	International Flavors & Fragrances, Inc.	(917,281)

Utilities (-0.6%)
(9,000)	American Electric Power Company, Inc.	(798,390)
(28,700)	CenterPoint Energy, Inc.	(702,863)
(6,614)	Essential Utilities, Inc.	(311,718)
(12,120)	NextEra Energy, Inc.	(939,421)
(7,593)	Sempra Energy	(1,044,569)
		(3,796,961)
	Total Common Stocks Sold Short (Proceeds $8,837,053)	(10,928,635)

Schedule of Investments April 30, 2021 (Unaudited)

28 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Schedule of Investments

NOTES TO SCHEDULE OF INVESTMENTS

*Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

µSecurity, or portion of security, is held in a segregated account as collateral for note payable aggregating a total value of $29,129,814.

^Security, or portion of security, is on loan.

@In default status and considered non-income producing.

‡Variable rate security. The rate shown is the rate in effect at April 30, 2021.

~Security, or portion of security, is segregated as collateral (or collateral for potential future transactions) for written options and securities sold short. The aggregate value of such securities is $27,914,626.

¡Bank loans generally are subject to mandatory and/or optional prepayment. As a result, the actual remaining maturity of bank loans may be substantially less than the stated maturities shown.

!This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which will be adjusted on settlement date.

‡‡Perpetual maturity.

&Illiquid security.

#Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUDAustralian Dollar

CADCanadian Dollar

CHFSwiss Franc

CNYChinese Yuan Renminbi

EUREuropean Monetary Unit

GBPBritish Pound Sterling

HKDHong Kong Dollar

IDRIndonesian Rupiah

INRIndian Rupee

JPYJapanese Yen

KRWSouth Korean Won

MXNMexican Peso

PHPPhilippine Peso

THBThai Baht

TWDNew Taiwan Dollar

ZARSouth African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE APRIL 30, 2021

	Value	% of Total Investments
US Dollar	$604,838,556	72.7%
European Monetary Unit	86,790,910	10.4%
New Taiwan Dollar	30,916,268	3.7%
Japanese Yen	24,063,585	2.9%
Hong Kong Dollar	18,545,355	2.2%
Indian Rupee	18,459,378	2.2%
Canadian Dollar	15,362,071	1.9%
South Korean Won	15,132,960	1.8%
British Pound Sterling	7,232,519	0.9%
Australian Dollar	3,554,210	0.4%
Chinese Yuan Renminbi	2,386,188	0.3%
Mexican Peso	1,130,191	0.2%
Indonesian Rupiah	1,126,555	0.1%
South African Rand	908,946	0.1%
Thai Baht	595,825	0.1%
Philippine Peso	474,013	0.1%
Swiss Franc	223,869	0.0%
Total Investments Net of Common Stocks Sold Short	$831,741,399	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 29

Statement of Assets and Liabilities April 30, 2021 (Unaudited)

ASSETS
Investments in securities, at value (cost $825,483,935)	$842,670,034
Cash with custodian	21,597,002
Restricted cash for short positions	11,270,786
Foreign currency (cost $31,880)	31,844
Receivables:
Accrued interest and dividends	2,693,734
Investments sold	2,642,082
Prepaid expenses	230,692
Other assets	95,281
Total assets	881,231,455
LIABILITIES
Securities sold short, at value (proceeds $8,837,053)	10,928,635
Mandatory Redeemable Preferred Shares ($25 liquidation value per share applicable to 2,600,000 shares authorized, issued, and outstanding) (net of deferred offering costs of $331,571) (Note 8)	64,668,429
Payables:
Notes payable	206,500,000
Distributions payable to Mandatory Redeemable Preferred Shareholders	201,549
Investments purchased	1,955,617
Affiliates:
Investment advisory fees	710,365
Deferred compensation to trustees	95,281
Trustees’ fees and officer compensation	4,856
Other accounts payable and accrued liabilities	390,266
Total liabilities	285,454,998
NET ASSETS	$595,776,457
COMPOSITION OF NET ASSETS
Common stock, no par value, unlimited shares authorized 59,443,496 shares issued and outstanding	$575,282,889
Undistributed net investment income (loss)	(7,595,478)
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	13,172,374
Unrealized appreciation (depreciation) of investments, foreign currency translations and short positions	14,916,672	*
NET ASSETS	$595,776,457
Net asset value per common shares based upon 59,443,496 shares issued and outstanding	$10.02

*Net of deferred foreign capital gains tax of $(201,977).

Statement of Operations Six Months Ended April 30, 2021 (Unaudited)

30 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

INVESTMENT INCOME
Interest	$1,646,187
Dividends	4,904,717
Foreign Taxes Withheld	(134,983)
Total investment income	6,415,921
EXPENSES
Investment advisory fees	4,076,883
Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares (Notes 1 and 8)	1,351,119
Interest expense on Notes Payable (Note 7)	529,962
Dividend or interest expense on short positions	126,193
Printing and mailing fees	42,044
Custodian fees	38,250
Accounting fees	34,904
Legal fees	27,036
Fund administration fees	26,723
Trustees’ fees and officer compensation	22,799
Audit fees	17,879
Transfer agent fees	16,167
Registration fees	7,605
Other	55,340
Total expenses	6,372,904
NET INVESTMENT INCOME (LOSS)	43,017
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	35,391,766 (a)
Purchased options	(3,418,712)
Foreign currency transactions	(133,684)
Forward foreign currency contracts	12,368
Written options	117,387
Short positions	(2,617,349)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	107,422,674 (b)
Purchased options	4,351,214
Foreign currency translations	3,752
Short positions	2,299,854
NET GAIN (LOSS)	143,429,270
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$143,472,287

(a)Net of foreign capital gains tax of $205,799.

(b)Net of change of $(14,210) in deferred capital gains tax.

Statements of Changes in Net Assets

See accompanying Notes to Financial Statements	CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT 31

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020
OPERATIONS
Net investment income (loss)	$43,017	$8,756,722
Net realized gain (loss)	29,351,776	38,028,767
Change in unrealized appreciation/(depreciation)	114,077,494	10,517,140
Net increase (decrease) in net assets applicable to common shareholders resulting from operations	143,472,287	57,302,629
DISTRIBUTIONS TO COMMON SHAREHOLDERS
Total distributions	(24,947,994)	(49,839,414)
Net decrease in net assets from distributions to common shareholders	(24,947,994)	(49,839,414)
CAPITAL STOCK TRANSACTIONS
Reinvestment of distributions resulting in the issuance of stock	719,201	884,059
Net increase (decrease) in net assets from capital stock transactions	719,201	884,059
TOTAL INCREASE (DECREASE) IN NET ASSETS	119,243,494	8,347,274
NET ASSETS
Beginning of period	$476,532,963	$468,185,689
End of period	$595,776,457	$476,532,963

32 CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT	See accompanying Notes to Financial Statements

Statement of Cash Flows

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31, 2020
CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase/(decrease) in net assets from operations	$143,472,287	$57,302,629
Adjustments to reconcile net increase/(decrease) in net assets from operations to net cash provided by operating activities:
Purchase of investment securities, including purchased options	(546,550,067)	(896,586,146)
Net proceeds from disposition of short term investments	8,917,520	(3,027,586)
Purchases of securities to cover securities sold short	(12,259,157)	(30,028,458)
Proceeds paid on closing written options	(221,964)	(15,749,603)
Proceeds from disposition of investment securities, including purchased options	525,556,331	974,034,494
Proceeds from securities sold short	2,974,256	12,398,923
Premiums received from written options	339,350	13,787,603
Amortization and accretion of fixed-income securities	1,818,405	(2,361,084)
Amortization of offering costs on Mandatory Redeemable Preferred Shares	71,113	175,542
Net realized gains/losses from investments, excluding purchased options	(35,598,038)	(45,914,440)
Capital gains tax	205,799	167,876
Net realized gains/losses from purchased options	3,418,712	(4,156,699)
Net realized gains/losses from short positions	2,617,349	10,785,976
Net realized gains/losses from written options	(117,387)	1,284,912
Change in unrealized appreciation or depreciation on investments, excluding purchased options	(107,422,674)	(12,520,002)
Change in capital gains tax	(14,210)	(77,856)
Change in unrealized appreciation or depreciation on purchased options	(4,351,214)	1,257,099
Change in unrealized appreciation or depreciation on short positions	(2,299,854)	905,143
Change in unrealized appreciation or depreciation on written options	—	(133,547)
Net change in assets and liabilities:
(Increase)/decrease in assets:
Accrued interest and dividends receivable	499,805	532,089
Prepaid expenses	(8,444)	36,509
Other assets	(21,132)	18,376
Increase/(decrease) in liabilities:
Payables to affiliates	121,608	2,053
Other accounts payable and accrued liabilities	5,803	(270,776)
Net cash provided by/(used in) operating activities	$(18,845,803)	$61,863,027
CASH FLOWS FROM FINANCING ACTIVITIES:
Distributions to shareholders	(24,228,793)	(48,955,355)
(Decrease)/Increase in Distributions to Mandatory Redeemable Preferred Shareholders	(14,143)	—
Offering costs on Mandatory Redeemable Preferred Shares	(18,643)	(69,444)
Net increase/(decrease) in due to custodian bank	—	(772,176)
(Repayment)/Proceeds from note payable	53,250,000	(21,250,000)
Net cash provided by/(used in) financing activities	$28,988,421	$(71,046,975)
Net increase/(decrease) in cash and foreign currency*	$10,142,618	$(9,183,948)
Cash and foreign currency and restricted cash at beginning of period	$22,757,014	$31,940,962
Cash and foreign currency at end of period	$32,899,632	$22,757,014
Supplemental disclosure
Cash paid for interest on Notes Payable	$533,760	$2,330,901
Cash paid for interest expense on Mandatory Redeemable Preferred Shares	$1,365,262	$2,763,843
Non-cash financing activities not included herein consists of reinvestment of dividends and distributions	$719,201	$884,059

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sum to the total of the same such amounts shown in the Statements of Cash Flows.

Cash with custodian	21,628,846	510,362
Restricted cash for short positions	11,270,786	22,246,649
Restricted foreign cash for short positions	—	3
Total cash and restricted cash at period end	$32,899,632	$22,757,014

*Includes net change in unrealized appreciation or depreciation on foreign currency of $(19).

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   33

Notes to Financial Statements (Unaudited)

Note 1 – Organization and Significant Accounting Policies

Organization. Calamos Global Dynamic Income Fund (the “Fund”) was organized as a Delaware statutory trust on April 10, 2007 and is registered under the Investment Company Act of 1940 (the “1940 Act”) as a diversified, closed-end management investment company. The Fund commenced operations on June 27, 2007.

The Fund’s investment strategy is to generate a high level of current income with a secondary objective of capital appreciation. Under normal circumstances, the Fund will invest primarily in a globally diversified portfolio of convertible instruments, common and preferred stocks, and income-producing securities such as investment grade and below investment grade (high yield/high risk) debt securities. The Fund, under normal circumstances, will invest at least 40% of its managed assets in securities of foreign issuers in developed and emerging markets, including debt and equity securities of corporate issuers and debt securities of government issuers. “Managed assets” means the Fund’s total assets (including any assets attributable to any leverage that may be outstanding) minus total liabilities (other than debt representing financial leverage).

Significant Accounting Policies. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP), and the Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Under U.S. GAAP, management is required to make certain estimates and assumptions at the date of the financial statements and actual results may differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued, have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

In March 2017, the Financial Accounting Standards Board (“FASB”) issued ASU No. 2017-08, Receivables – Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities (“ASU 2017-08”). ASU 2017-08 shortens the amortization period for certain callable debt securities held at a premium. The Fund adopted ASU2017-08 as of January 1, 2020, with no material impact on the Fund’s financial statements.

In October 2020, FASB issued ASU No. 2020-08, Codification Improvements to Subtopic 310-20, Receivables—Nonrefundable Fees and Other Costs (“ASU 2020-08”). ASU 2020-08 was issued to clarify how to amortize premiums for debt securities where there are bonds with multiple call dates. The amendments are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2020. Management has evaluated the impact of this guidance within the Fund’s financial statements and has determined the adoption of ASU 2020-08 will have no impact on the Fund’s financial statements.

Fund Valuation. The valuation of the Fund’s investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time the Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued either by an independent pricing agent approved by the board of trustees or based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed-income securities, bank loans, certain convertible preferred securities, and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

34   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or in over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

The Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

When fair value pricing of securities is employed, the prices of securities used by a Fund to calculate its NAV may differ from market quotations or official closing prices. There can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund’s net asset value (“NAV”).

Investment Transactions. Investment transactions are recorded on a trade date basis as of April 30, 2021. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation. Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds. Expenses directly attributable to the Fund are charged to the Fund; certain other common expenses of Calamos Advisors Trust, Calamos Investment Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund, Calamos Global Dynamic Income Fund, Calamos Dynamic Convertible and Income Fund, and Calamos Long/Short Equity & Dynamic Income Trust are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   35

Notes to Financial Statements (Unaudited)

Income Taxes. No provision has been made for U.S. income taxes because the Fund’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Fund’s taxable income and net realized gains.

Dividends and distributions paid to common shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed-income securities. The financial statements are not adjusted for temporary differences.

Distributions to holders of mandatory redeemable preferred shares (“MRPS”) as described in Note 8 are accrued on a daily basis and are treated as an operating expense due to the fixed term of the obligation. The distributions are shown on the Statement of Operations as Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares. For tax purposes, the distributions made to the holders of the MRPS are treated as dividends.

The Fund recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2018 - 2020 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications. Under the Fund’s organizational documents, the Fund is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Fund. In addition, in the normal course of business, the Fund may enter into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund’s management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), the Fund pays an annual fee, payable monthly, equal to 1.00% based on the average weekly managed assets.

The Fund reimburses Calamos Advisors for a portion of compensation paid to the Fund’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statement of Operations.

The Fund has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Fund. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of Calamos Investment Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares. Deferred compensation of $95,281 is included in “Other assets” on the Statement of Assets and Liabilities at April 30, 2021. The Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statement of Assets and Liabilities at April 30, 2021.

Note 3 – Investments

The cost of purchases and proceeds from sales of long-term investments for the period ended April 30, 2021 were as follows:

	U.S. Government Securities	Other
Cost of purchases	$350,844	$520,285,299
Proceeds from sales	—	504,786,868

36   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

The cost basis of investments for federal income tax purposes at April 30, 2021 was as follows*:

Cost basis of investments	$816,646,882
Gross unrealized appreciation	100,595,370
Gross unrealized depreciation	(85,500,853)
Net unrealized appreciation (depreciation)	$15,094,517

*Because tax adjustments are calculated annually, the above table does not reflect tax adjustments. For the previous fiscal year’s federal income tax information, please refer to the Notes to Financial Statements section in the Fund’s most recent annual report.

Note 4 – Income Taxes

The Fund intends to make monthly distributions from its income available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, and net realized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in-capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a return of capital component.

The tax character of distributions for the period ended April 30, 2021 will be determined at the end of the Fund’s current fiscal year.

Distributions for the year ended October 31, 2020 were characterized for federal income tax purposes as follows:

YEAR ENDED OCTOBER 31, 2020
Distributions paid from:
Ordinary income	$52,427,715
Long-term capital gains	—
Return of capital	—

As of October 31, 2020, the components of accumulated earnings/(loss) on a tax basis were as follows:

Undistributed ordinary income	$7,825,741
Undistributed capital gains	—
Total undistributed earnings	7,825,741
Accumulated capital and other losses	(2,234,645)
Net unrealized gains/(losses)	(103,598,864)
Total accumulated earnings/(losses)	(98,007,768)
Other	(22,957)
Paid-in-capital	574,563,688
Net assets applicable to common shareholders	$476,532,963

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. The Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When a Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statement of Operations. A gain, limited to the price at which a Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   37

Notes to Financial Statements (Unaudited)

Note 6 – Derivative Instruments

Foreign Currency Risk. The Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform.

To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. When a Fund is required to post collateral under the terms of a derivatives transaction and master netting agreement, the Fund’s custodian holds the collateral in a segregated account, subject to the terms of a tri-party agreement among the Fund, the custodian and the counterparty.  The master netting agreement and tri-party agreement provide, in relevant part, that the counterparty may have rights to the amounts in the segregated account in the event that the Fund defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement.  When a counterparty is required to post collateral under the terms of a derivatives transaction and master netting agreement, the counterparty delivers such amount to the Fund’s custodian.  The master netting agreement provides, in relevant part, that the Fund may have rights to such collateral in the event that the counterparty defaults in its obligation with respect to the derivative instrument that is subject to the collateral requirement. Generally before a default, neither the Fund nor the counterparty may resell, rehypothecate, or repledge any collateral that it receives.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. The net unrealized gain, if any, represents the credit risk to the Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Fund realizes a gain or loss when a position is closed or upon settlement of the contracts. There were no open forward foreign currency contracts at April 30, 2021.

Equity Risk. The Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, the Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). The Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately on the Statement of Operations as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

38   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

Options written by the Fund do not typically give rise to counterparty credit risk since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to the Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

As of April 30, 2021, the Fund had outstanding purchased options and/or written options as listed on the Schedule of Investments.

Interest Rate Risk. The Fund may engage in interest rate swaps primarily to hedge the interest rate risk on the Fund’s borrowings (see Note 6 - Notes Payable). An interest rate swap is a contract that involves the exchange of one type of interest rate for another type of interest rate. If interest rates rise, resulting in a diminution in the value of the Fund’s portfolio, the Fund would receive payments under the swap that would offset, in whole or in part, such diminution in value; if interest rates fall, the Fund would likely lose money on the swap transaction. Unrealized gains are reported as an asset, and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as change in net unrealized appreciation/depreciation on interest rate swaps in the Statement of Operations. A realized gain or loss is recorded in net realized gain (loss) on interest rate swaps in the Statement of Operations upon payment or receipt of a periodic payment or termination of the swap agreements. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective swap contracts in the event of default or bankruptcy of the Fund. Please see the disclosure regarding ISDA Master Agreements under Foreign Currency Risk within this note.

Premiums paid to or by a Fund are accrued daily and included in realized gain (loss) when paid on swaps in the accompanying Statement of Operations. The contracts are marked-to-market daily based upon third party vendor valuations and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon early termination of the contract. Risks may exceed amounts recognized in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, counterparty’s creditworthiness, and the possible lack of liquidity with respect to the contracts.

As of April 30, 2021, the Fund had no outstanding interest rate swap agreements.

As of April 30, 2021, the Fund had outstanding derivative contracts which are reflected on the Statement of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES
Gross amounts at fair value:
Purchased options(1)	$16,707,398	$—
	$16,707,398	$—

(1) Generally, the Statement of Assets and Liabilities location for “Purchased options” is “Investments in securities, at value”.

For the period ended April 30, 2021, the volume of derivative activity for the Fund is reflected below:*

Volume
Forward contracts	1,281,377
Purchased options	80,577
Written options	6,495

*Activity during the period is measured by opened number of contracts for options purchased or written and opened foreign currency contracts (measured in notional).

Note 7 – Notes Payable

The Fund has entered into an Amended and Restated Liquidity Agreement (the “SSB Agreement”) with State Street Bank and Trust Company (“SSB”) that allows the Fund to borrow up to a limit of $265.0 million, as well as engage in securities lending and securities repurchase transactions. Borrowings under the SSB Agreement are secured by assets of the Fund that are held with the Fund’s custodian in a separate account (the “pledged collateral”). Interest on the SSB Agreement is charged on the drawn amount at the rate of Overnight LIBOR plus .80%. A commitment fee of .10% is payable on any undrawn balance. For the period ended April 30, 2021,

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   39

Notes to Financial Statements (Unaudited)

the average borrowings under the Agreement were $185.0 million. For the period ended April 30, 2021, the average interest rate was 0.54%. As of April 30, 2021, the amount of total outstanding borrowings was $206.5 million, which approximates fair value. The interest rate applicable to the borrowings on April 30, 2021 was 0.52%.

Under the terms of the SSB Agreement, all securities lent through SSB must be secured continuously by collateral received in cash. Cash collateral held by SSB on behalf of a Fund may be credited against the amounts borrowed under the SSB Agreement. Under the terms of the SSB Agreement, SSB will return the value of the collateral to the borrower at the termination of the selected securities loan(s), which will eliminate the credit against the borrowings under the SSB Agreement and will cause the amount drawn under the SSB Agreement to increase in an amount equal to the returned collateral. The cash collateral credits against the amounts borrowed are not reflected separately in the Statement of Assets and Liabilities but as a component of the Notes Payable. Under the terms of the SSB Agreement, the Fund will receive a rebate payment related to the securities lending and/or securities repurchase transactions which is reflected in interest expense in the Statement of Operations. The Fund has the right to call a loan and obtain the securities loaned at any time. As of April 30, 2021, approximately $180.5 million of securities were on loan ($65.9 million of fixed-income securities and $114.6 million of equity securities) under the SSB Agreement which are reflected in the Investment in securities, at value on the Statement of Assets and Liabilities. The borrowings are categorized as Level 2 within the fair value hierarchy.

Note 8 – Mandatory Redeemable Preferred Shares

On September 6, 2017, the Fund issued 2,600,000 mandatory redeemable preferred shares (“MRPS”) with an aggregate liquidation preference of $65.0 million. Offering costs incurred by the Fund in connection with the MRPS issuance are aggregated with the outstanding liability and are being amortized to Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares over the respective life of each series of MRPS and shown in the Statement of Operations.

The MRPS are divided into three series with different mandatory redemption dates and dividend rates. The table below summarizes the key terms of each series of the MRPS at April 30, 2021.

Series	Term Redemption Date	Dividend Rate	Shares (000’s)	Liquidation Preference Per Share	Aggregate Liquidation Preference
Series A	9/06/22	3.70%	860	$25	$21,500,000
Series B	9/06/24	4.00%	860	$25	$21,500,000
Series C	9/06/27	4.24%	880	$25	$22,000,000
				Total	$65,000,000

The MRPS are not listed on any exchange or automated quotation system. The MRPS are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the MRPS, is recorded as a liability in the Statement of Assets and Liabilities net of deferred offering costs. The MRPS are categorized as Level 2 within the fair value hierarchy.

Previously, the MRPS had been assigned a rating of “AA” by Fitch Ratings, Inc. (“Fitch”). As of December 17, 2020, Kroll Bond Rating Agency LLC (“Kroll”) replaced Fitch as the rating agency for the MRPS. The MRPS have been assigned a rating of `AA-’ by Kroll. If the ratings of the MRPS are downgraded, the Fund’s dividend expense may increase, as described below.

Holders of MRPS are entitled to receive monthly cumulative cash dividends payable on the first business day of each month. The MRPS currently are rated “AA-” by Kroll. If on the first day of a monthly dividend period the MRPS of any class are rated lower than “A” by Fitch (or lower than the equivalent of such rating by any other rating agency providing a rating pursuant to the request of the Fund, such as Kroll), the dividend rate for such period shall be increased by 0.5%, 2.0% or 4.0% according to an agreed upon schedule. The MRPS’ dividend rate is also subject to increase during periods when the Fund has not made timely payments to MRPS holders and/or the MRPS do not have a current credit rating, subject to various terms and conditions. Dividends accrued and paid to the shareholders of MRPS are included in “Interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares” within the Statement of Operations.

The MRPS rank junior to the Fund’s borrowings under the SSB Agreement and senior to the Fund’s outstanding common stock. The Fund may, at its option, subject to various terms and conditions, redeem the MRPS, in whole or in part, at the liquidation preference amount plus all accumulated but unpaid dividends, plus a make whole premium equal to the discounted value of the remaining scheduled payments. Each class of MRPS is subject to mandatory redemption on the term redemption date specified in the table

40   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Notes to Financial Statements (Unaudited)

above. Periodically, the Fund is subject to an overcollateralization test based on applicable rating agency criteria (the “OC Test”) and an asset coverage test with respect to its outstanding senior securities (the “AC Test”). The Fund may be required to redeem MRPS before their term redemption date if it does not comply with one or both tests. So long as any MRPS are outstanding, the Fund may not declare, pay or set aside for payment cash dividends or other distributions on shares of its common stock unless (1) the Fund has satisfied the OC Test on at least one testing date in the preceding 65 days, (2) immediately after such transaction, the Fund would comply with the AC Test, (3) full cumulative dividends on the MRPS due on or prior to the date of such transaction have been declared and paid and (4) the Fund has redeemed all MRPS required to have been redeemed on such date or has deposited funds sufficient for such redemption, subject to certain grace periods and exceptions.

Except as otherwise required pursuant to the Fund’s governing documents or applicable law, the holders of the MRPS have one vote per share and vote together with the holders of common stock of the Fund as a single class except on matters affecting only the holders of MRPS or the holders of common stock. Pursuant to the 1940 Act, holders of the MRPS have the right to elect at least two trustees of the Fund, voting separately as a class. Except during any time when the Fund has failed to make a dividend or redemption payment in respect of MRPS outstanding, the holders of MRPS have agreed to vote in accordance with the recommendation of the board of trustees on any matter submitted to them for their vote or to the vote of shareholders of the Fund generally.

Note 9 – Common Shares

There are unlimited common shares of beneficial interest authorized and 59,443,496 shares outstanding at April 30, 2021. Transactions in common shares were as follows:

	Six Months ENDED April 30, 2021	YEAR ENDED October 31, 2020
Beginning shares	59,367,858	59,261,624
Shares issued through reinvestment of distributions	75,638	106,234
Ending shares	59,443,496	59,367,858

Notice is hereby given in accordance with Section 23(c) of the 1940 Act that the Fund may from time to time purchase its shares of common stock in the open market.

The Fund also may offer and sell common shares from time to time at an offering price equal to or in excess of the net asset value per share of the Fund’s common shares at the time such common shares are initially sold.

Note 10 – Fair Value Measurements

Various inputs are used to determine the value of the Fund’s investments. These inputs are categorized into three broad levels as follows:

•Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

•Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•Level 3 – Prices reflect unobservable market inputs (including the Fund’s own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Fund’s investments.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   41

Notes to Financial Statements (Unaudited)

The following is a summary of the inputs used in valuing the Fund’s holdings at fair value:

	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$84,574,387	$—	$84,574,387
Convertible Bonds	—	208,058,354	—	208,058,354
U.S. Government and Agency Securities	—	348,840	—	348,840
Bank Loans	—	11,711,965	—	11,711,965
Convertible Preferred Stocks	60,764,513	—	—	60,764,513
Common Stocks Foreign	13,561,120	181,917,328	—	195,478,448
Common Stocks U.S.	263,307,998	171,207	—	263,479,205
Warrants	45,998	50,398	—	96,396
Preferred Stocks	1,258,489	192,039	—	1,450,528
Purchased Options	16,707,398	—	—	16,707,398
Total	$355,645,516	$487,024,518	$—	$842,670,034
Liabilities:
Common Stocks Sold Short U.S.	$10,928,635	$—	$—	$10,928,635
Total	$10,928,635	$—	$—	$10,928,635

42   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	(Unaudited) Six Months Ended April 30, 2021	Year Ended October 31,
		2020	2019	2018	2017	2016
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period	$8.03	$7.90	$7.98	$9.21	$8.16	$8.92
Income from investment operations:
Net investment income (loss)*	—	0.15	0.17	0.18	0.22	0.28
Net realized and unrealized gain (loss)	2.41	0.82	0.59	(0.57)	1.67	(0.20)
Total from investment operations	2.41	0.97	0.76	(0.39)	1.89	0.08
Less distributions to common shareholders from:
Net investment income	(0.07)	(0.32)	(0.28)	(0.84)	(0.76)	(0.46)
Net realized gains	(0.35)	(0.52)	(0.14)	—	(0.08)	—
Return of capital	—	—	(0.42)	—	—	(0.38)
Total distributions	(0.42)	(0.84)	(0.84)	(0.84)	(0.84)	(0.84)
Premiums from shares sold in at the market offerings	—	—	—	—	—	—
Net asset value, end of period	$10.02	$8.03	$7.90	$7.98	$9.21	$8.16
Market value, end of period	$10.63	$7.80	$8.13	$7.59	$9.13	$7.16
TOTAL RETURN APPLICABLE TO COMMON SHAREHOLDERS
Total investment return based on:(a)
Net asset value	30.29%	14.00%	10.29%	(4.85)%	25.23%	2.98%
Market value	42.30%	7.60%	19.34%	(8.71)%	41.48%	4.95%
RATIOS TO AVERAGE NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Net expenses(b)	2.25% (c)	2.70%	3.41%	2.97%	2.23%	2.06%
Net investment income (loss)	0.02% (c)	1.91%	2.12%	1.95%	2.58%	3.42%
SUPPLEMENTAL DATA
Net assets applicable to common shareholders, end of period (000)	$595,776	$476,533	$468,186	$471,953	$543,275	$481,513
Portfolio turnover rate	65%	128%	78%	93%	99%	29%
Average commission rate paid	$0.0210	$0.0210	$0.0279	$0.0199	$0.0295	$0.0289
Mandatory Redeemable Preferred Shares, at redemption value ($25 per share liquidation preference) (000’s omitted)	$65,000	$65,000	$65,000	$65,000	$65,000	$—
Notes Payable (000’s omitted)	$206,500	$153,250	$174,500	$204,000	$160,000	$196,000
Asset coverage per $1,000 of loan outstanding(d)	$4,200	$4,534	$4,056	$3,632	$4,802	$3,457
Asset coverage per $25 liquidation value per share of Mandatory Redeemable Preferred Shares(e)	$334	$267	$272	$285	$295	$—

*Net investment income calculated based on average shares method.

(a)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan. Total return is not annualized for periods less than one year. Brokerage commissions are not reflected. NAV per share is determined by dividing the value of the Fund’s portfolio securities, cash and other assets, less all liabilities, by the total number of common shares outstanding. The common share market price is the price the market is willing to pay for shares of the Fund at a given time. Common share market price is influenced by a range of factors, including supply and demand and market conditions.

(b)Ratio of net expenses, excluding interest expense on Notes Payable and interest expense and amortization of offering costs on Mandatory Redeemable Preferred Shares, to average net assets was 1.53%, 1.61%, 1.65%, 1.60%, 1.53%, and 1.54%, respectively.

(c)Annualized.

(d)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of notes payable outstanding, and by multiplying the result by 1,000.

(e)Calculated by subtracting the Fund’s total liabilities (not including Notes payable and Mandatory Redeemable Preferred Shares) from the Fund’s total assets and dividing this by the amount of Mandatory Redeemable Preferred Shares outstanding, and by multiplying the result by 25.

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   43

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of
Calamos Global Dynamic Income Fund

Results of Review of Interim Financial Information

We have reviewed the accompanying statement of assets and liabilities, including the schedule of investments, of Calamos Global Dynamic Income Fund (the “Fund”) as of April 30, 2021, the related statements of operations, changes in net assets, cash flows, and the financial highlights for the six month period then ended, and the related notes (collectively referred to as the “interim financial information”). Based on our review, we are not aware of any material modifications that should be made to the accompanying interim financial information for it to be in conformity with accounting principles generally accepted in the United States of America.

We have previously audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States) (PCAOB), the statement of changes in net assets of the Fund for the year ended October 31, 2020, and the financial highlights for each of the five years in the period then ended; and in our report dated December 18, 2020, we expressed an unqualified opinion on such statement of changes in net assets and financial highlights.

Basis for Review Results

This interim financial information is the responsibility of the Fund’s management. We are a public accounting firm registered with the PCAOB and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our review in accordance with standards of the PCAOB. A review of interim financial information consists principally of applying analytical procedures and making inquiries of persons responsible for financial and accounting matters. It is substantially less in scope than an audit conducted in accordance with the standards of the PCAOB, the objective of which is the expression of an opinion regarding the financial statements and financial highlights taken as a whole. Accordingly, we do not express such an opinion.

June 18, 2021
Chicago, Illinois

We have served as the auditor of one or more Calamos investment companies since 2003.

About Closed-End Funds

44   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

What is a Closed-End Fund?

A closed-end fund is a publicly traded investment company that raises its initial investment capital through the issuance of a fixed number of shares to investors in a public offering. Shares of a closed-end fund are listed on a stock exchange or traded in the over-the-counter market. Like all investment companies, a closed-end fund is professionally managed and offers investors a unique investment solution based on its investment objective approved by the fund’s Board of Directors.

Potential Advantages of Closed-End Fund Investing

•Defined Asset Pool Allows Efficient Portfolio Management—Although closed-end fund shares trade actively on a securities exchange, this doesn’t affect the closed-end fund manager because there are no new investors buying into or selling out of the fund’s portfolio.

•More Flexibility in the Timing and Price of Trades—Investors can purchase and sell shares of closed-end funds throughout the trading day, just like the shares of other publicly traded securities.

•Lower Expense Ratios—The expense ratios of closed-end funds are oftentimes less than those of mutual funds. Over time, a lower expense ratio could enhance investment performance.

•Closed-End Structure Makes Sense for Less-Liquid Asset Classes—A closed-end structure makes sense for investors considering less-liquid asset classes, such as high-yield bonds or micro-cap stocks.

•Ability to Put Leverage to Work—Closed-end funds may issue senior securities (such as preferred shares or debentures) or borrow money to “leverage” their investment positions.

•No Minimum Investment Requirements

OPEN-END MUTUAL FUNDS VERSUS CLOSED-END FUNDS

OPEN-END FUND	CLOSED-END FUND
Issues new shares on an ongoing basis	Generally issues a fixed number of shares
Issues common equity shares	Can issue common equity shares and senior securities such as preferred shares and bonds
Sold at NAV plus any sales charge	Price determined by the marketplace
Sold through the fund’s distributor	Traded in the secondary market
Fund redeems shares at NAV calculated at the close of business day	Fund does not redeem shares

You can purchase or sell common shares of closed-end funds daily. Like any other stock, market price will fluctuate with the market. Upon sale, your shares may have a market price that is above or below net asset value and may be worth more or less than your original investment. Shares of closed-end funds frequently trade at a discount, which is a market price that is below their net asset value.

Leverage creates risks which may adversely affect return, including the likelihood of greater volatility of net asset value and market price of common shares and fluctuations in the variable rates of the leverage financing.

Each open-end or closed-end fund should be evaluated individually. Before investing carefully consider the fund’s investment objectives, risks, charges and expenses.

Level Rate Distribution Policy

CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT   45

Using a Level Rate Distribution Policy to Promote Dependable Income and Total Return

The goal of the level rate distribution policy is to provide investors a predictable, though not assured, level of cash flow, which can either serve as a stable income stream or, through reinvestment, may contribute significantly to long-term total return.

We understand the importance that investors place on the stability of dividends and their ability to contribute to long-term total return, which is why we have instituted a level rate distribution policy for the Fund. Under the policy, monthly distributions paid may include net investment income, net realized short-term capital gains, and, if necessary, return of capital. In addition, a limited number of distributions per calendar year may include net realized long-term capital gains. There is no guarantee that the Fund will realize capital gains in any given year. Distributions are subject to re-characterization for tax purposes after the end of the fiscal year. All shareholders with taxable accounts will receive written notification regarding the components and tax treatment for distributions via Form 1099-DIV. For purposes of maintaining the level rate distribution policy, the Fund may realize short-term capital gains on securities that, if sold at a later date, would have resulted in long-term capital gains. Maintenance of a level rate distribution policy may increase transaction and tax costs associated with the Fund.

Distributions from the Fund are generally subject to Federal income taxes.

Automatic Dividend Reinvestment Plan

Maximizing Investment with an Automatic Dividend Reinvestment Plan

The Automatic Dividend Reinvestment Plan offers a simple, cost-efficient and convenient way to reinvest your dividends and capital gains distributions in additional shares of the Fund, allowing you to increase your investment in the Fund.

Potential Benefits

•Compounded Growth: By automatically reinvesting with the Plan, you gain the potential to allow your dividends and capital gains to compound over time.

•Potential for Lower Commission Costs: Additional shares are purchased in large blocks, with brokerage commissions shared among all plan participants. There is no cost to enroll in the Plan.

•Convenience: After enrollment, the Plan is automatic and includes detailed statements for participants. Participants can terminate their enrollment at any time.

Pursuant to the Plan, unless a shareholder is ineligible or elects otherwise, all dividend and capital gains on common shares distributions are automatically reinvested by Computershare, as agent for shareholders in administering the Plan (“Plan Agent”), in additional common shares of the Fund. Shareholders who elect not to participate in the Plan will receive all dividends and distributions payable in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Plan Agent, as dividend paying agent. Shareholders may elect not to participate in the Plan and to receive all dividends and distributions in cash by sending written instructions to the Plan Agent, as dividend paying agent, at: Dividend Reinvestment Department, P.O. BOX 505000, Louisville, KY 40233. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by giving notice in writing to the Plan Agent; such termination will be effective with respect to a particular dividend or distribution if notice is received prior to the record date for the applicable distribution.

The shares are acquired by the Plan Agent for the participant’s account either (i) through receipt of additional common shares from the Fund (“newly issued shares”) or (ii) by purchase of outstanding common shares on the open market (“open-market purchases”) on the NASDAQ or elsewhere. If, on the payment date, the net asset value per share of the common shares is equal to or less than the market price per common share plus estimated brokerage commissions (a “market premium”), the Plan Agent will receive newly issued shares from the Fund

Automatic Dividend Reinvestment Plan

46   CALAMOS Global Dynamic Income Fund SEMIANNUAL REPORT

for each participant’s account. The number of newly issued common shares to be credited to the participant’s account will be determined by dividing the dollar amount of the dividend or distribution by the greater of (i) the net asset value per common share on the payment date, or (ii) 95% of the market price per common share on the payment date.

If, on the payment date, the net asset value per common share exceeds the market price plus estimated brokerage commissions (a “market discount”), the Plan Agent has a limited period of time to invest the dividend or distribution amount in shares acquired in open-market purchases. If, before the Plan Agent has completed its open-market purchases, the market price plus estimated brokerage commissions exceeds the net asset value of the common shares as of the payment date, the purchase price paid by Plan Agent may exceed the net asset value of the common shares, resulting in the acquisition of fewer common shares than if such dividend or distribution had been paid in common shares issued by the Fund. The weighted average price (including brokerage commissions) of all common shares purchased by the Plan Agent as Plan Agent will be the price per common share allocable to each participant. If the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend or distribution amount in newly issued shares at the net asset value per common share at the close of business on the last purchase date.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends even though no cash is received by participants.

There are no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of dividends or distributions. If a participant elects to have the Plan Agent sell part or all of his or her common shares and remit the proceeds, such participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15 transaction fee. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

A participant may request the sale of all of the common shares held by the Plan Agent in his or her Plan account in order to terminate participation in the Plan. If such participant elects in advance of such termination to have the Plan Agent sell part or all of his shares, the Plan Agent is authorized to deduct from the proceeds a $15.00 fee plus the brokerage commissions incurred for the transaction. A participant may re-enroll in the Plan in limited circumstances.

The terms and conditions of the Plan may be amended by the Plan Agent or the Fund at any time upon notice as required by the Plan.

This discussion of the Plan is only summary, and is qualified in its entirety by the Terms and Conditions of the Dividend Reinvestment Plan filed as part of the Fund’s registration statement.

For additional information about the Plan, please contact the Plan Agent, Computershare, at 866.226.8016. If you wish to participate in the Plan and your shares are held in your own name, simply call the Plan Agent. If your shares are not held in your name, please contact your brokerage firm, bank, or other nominee to request that they participate in the Plan on your behalf. If your brokerage firm, bank, or other nominee is unable to participate on your behalf, you may request that your shares be re-registered in your own name.

We’re pleased to provide our shareholders with the additional benefit of the Fund’s Dividend Reinvestment Plan and hope that it may serve your financial plan.

STAY CONNECTED
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MANAGING YOUR CALAMOS
FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

A description of the Calamos Proxy Voting Policies and Procedures and the Fund’s proxy voting record for the 12-month period ended June 30 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Fund’s proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Fund files its complete list of portfolio holdings with the SEC for the first and third quarters each fiscal year as an exhibit to its report on Form N-PORT. The Forms N-PORT are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

The Fund’s report to the SEC on Form N-CSR contains certifications by the fund’s principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act, relating to, among other things, the quality of the Fund’s disclosure controls and procedures and internal control over financial reporting.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 866.226.8016

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC
2020 Calamos Court
Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company
Boston, MA

TRANSFER AGENT:

Computershare
P.O. Box 505000
Louisville, KY 40233-5000
866.226.8016

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP
Chicago, IL

LEGAL COUNSEL:

Ropes & Gray
Chicago, IL

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2021 Calamos Investments LLC. All Rights Reserved.
Calamos® and Calamos Investments® are registered trademarks of Calamos Investments LLC.

CHWSAN 3083 2021

ITEM 1(b). Registrant has included in its Rule 30e-3(c) notice only the disclosures specified by Rule 30e-3(c)(1) and (2). Therefore, Registrant has not included a copy of the notice herewith.

ITEM 2. CODE OF ETHICS.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

ITEM 6. SCHEDULE OF INVESTMENTS

(a) Included in the Report to Shareholders in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The information required by this Item7 is only required in an annual report on this Form N-CSR.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) The information required by this Item 8 is only required in an annual report on this Form N-CSR.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

The information required by this Item 9 is only required in an annual report on this Form N-CSR.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund did not participate directly in securities lending activity. See Note [7] to the Financial Statements in Item 1.

ITEM 13. EXHIBITS.

(a)(1) Code of Ethics - Not applicable for semiannual reports.

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

(b) Certifications pursuant to Section 906 of the Sarbanes Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Global Dynamic Income Fund

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name: John P. Calamos, Sr.
Title: Principal Executive Officer
Date: June 25, 2021

By:	/s/ Thomas E. Herman
Name: Thomas E. Herman
Title: Principal Financial Officer
Date: June 25, 2021